STATEMENT OF ADDITIONAL INFORMATION

            INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
                           WITH FLEXIBLE CONTRIBUTIONS

                                    ISSUED BY

                            LPLA SEPARATE ACCOUNT ONE

                                       AND

                    FIDELITY SECURITY LIFE INSURANCE COMPANY


This is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus dated August 27, 2004, for the Individual Fixed and Variable Deferred Annuity Contracts with Flexible Contributions which are referred to herein.

The Prospectus concisely sets forth information for a prospective investor. For a copy of the Prospectus call or write the Company at: 3130 Broadway, Kansas City, Missouri 64111-2406; (800) 648-8624.

This Statement of Additional Information is dated August 27, 2004.




                                TABLE OF CONTENTS

                                                                          Page

COMPANY  .................................................................-3-

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................-3-

LEGAL OPINIONS............................................................-3-

DISTRIBUTOR...............................................................-3-

YIELD CALCULATION FOR THE FEDERATED PRIME
         MONEY FUND II SUB-ACCOUNT........................................-3-

PERFORMANCE INFORMATION...................................................-4-

FEDERAL TAX STATUS........................................................-6-

ANNUITY PROVISIONS.......................................................-13-

FINANCIAL STATEMENTS.....................................................-14-




                                     COMPANY

Information regarding Fidelity Security Life Insurance Company (the "Company" or "Fidelity") is contained in the Prospectus.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The statutory basis financial statements of Fidelity Security Life Insurance Company as of and for the year ended December 31, 2003, prepared in conformity with statutory accounting requirements, have been included herein and in this Registration Statement in reliance upon the report of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


                                 LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut and Pompano Beach, Florida has provided advice on certain matters relating to the federal securities and income tax laws in connection with the Contracts.


                                   DISTRIBUTOR

National Pension and Group Consultants, Inc. ("NPGC") serves as the distributor of the Contracts. NPGC is located at 3130 Broadway, Kansas City, Missouri 64111-2406. Prior to August 27, 2004, London Pacific Securities, Inc. was the distributor of the Contracts. The offering is on a continuous basis.


                    YIELD CALCULATION FOR THE FEDERATED PRIME
                            MONEY FUND II SUB-ACCOUNT

The Federated Prime Money Fund II Sub-Account of the Separate Account will calculate its current yield based upon the seven days ended on the date of calculation. The Company does not currently advertise any yield information for the Federated Prime Money Fund II Sub-Account.

The current yield of the Federated Prime Money Fund II Sub-Account is computed daily by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing Owner account having a balance of one Accumulation Unit of the Sub-Account at the beginning of the period, subtracting the Mortality and Expense Risk Charge, the Administrative Charge, the Distribution Charge and the Contract Maintenance Charge, dividing the difference by the value of the Owner account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7).

The Federated Prime Money Fund II Sub-Account computes its effective compound yield by determining the net changes (exclusive of capital change) in the value of a hypothetical pre-existing Owner account having a balance of one Accumulation Unit of the Sub-Account at the beginning of the period, subtracting the Mortality and Expense Risk Charge, the Administrative Charge, the Distribution Charge and the Contract Maintenance Charge and dividing the difference by the value of the Owner account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = ((Base Period Return +1) 365/7)-1. The current and the effective yields reflect the reinvestment of net income earned daily on the Federated Prime Money Fund II Sub-Account's assets.

Net investment income for yield quotation purposes will not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not.

The yields quoted should not be considered a representation of the yield of the Federated Prime Money Fund II Sub-Account in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Federated Prime Money Fund II Sub-Account and changes in the interest rates on such investments, but also on changes in the Federated Prime Money Fund II Sub-Account's expenses during the period.

Yield information may be useful in reviewing the performance of the Federated Prime Money Fund II Sub-Account and for providing a basis for comparison with other investment alternatives. However, the Federated Prime Money Fund II Sub-Account's yield fluctuates, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time.


                             PERFORMANCE INFORMATION

From time to time, the Company may advertise performance data as described in the Prospectus. Any such advertisement will also include standardized average annual total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of a 1.25% Mortality and Expense Risk Charge, a .15% Administrative Charge, a .10% Distribution Charge, the investment advisory fee and expenses for the underlying Portfolio being advertised and any applicable Contract Maintenance Charge.

The hypothetical value of a Contract purchased for the time periods described in the advertisement will be determined by using the actual Accumulation Unit values for an initial $1,000 purchase payment, and deducting any applicable Contract Maintenance Charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:

                      n
               P (1+T)  = ERV



Where:

    P = a hypothetical initial payment of $1,000

    T = average annual total return

    n = number of years

   ERV = ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

In addition to total return data, the Company may include yield information in its advertisements. For each Sub-Account (other than the Federated Prime Money Fund II Sub-Account) for which the Company will advertise yield, it will show a yield quotation based on a 30 day (or one month) period ended on the date of the most recent balance sheet of the Separate Account included in the registration statement, computed by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per Unit on the last day of the period, according to the following formula:

                                6
           Yield = 2 [(a-b + 1)   - 1]
                      -----
                       cd

Where:

    a = Net investment income earned during the period by the Portfolio attributable to shares owned by the Sub-Account.

    b =  Expenses accrued for the period (net of reimbursements).

    c = The average daily number of Accumulation Units outstanding during the period.

    d = The maximum offering price per Accumulation Unit on the last day of the period.

The Company may also advertise performance data which may be computed on a different basis which may not include certain charges. If such charges were deducted, the performance would be lower.

You should note that the investment results of each Sub-Account will fluctuate over time, and any presentation of the Sub-Account's total return or yield for any period should not be considered as a representation of what an investment may earn or what your total return or yield may be in any future period.


                               FEDERAL TAX STATUS

Note: The following description is based upon the Company's understanding of current federal income tax law applicable to annuities in general. The Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. The Company does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as "annuity contracts" under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

General. Section 72 of the Code governs taxation of annuities in general. An owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Annuity Option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the contributions, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a Fixed Annuity Option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a Variable Annuity Option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund feature) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludible amounts equal the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

Diversification. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contracts meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Contracts. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Company intends that all Portfolios will be managed in such a manner as to comply with these diversification requirements.

Owner Control. Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Fidelity, would be considered the owner of the shares of the investment options. However, the IRS has indicated in rulings that investment decisions regarding the underlying investments must be made in the sole discretion of Fidelity and the manager of the underlying investments, no arrangement may exist between a contract owner and Fidelity regarding specific investments or investment objectives for the underlying investments and a contract owner may not communicate with the underlying investment manager or Fidelity regarding the selection, quality or rate of return of the underlying investments. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the Contract. It remains unclear to what extent under federal tax law owners are permitted to make transfers among the investment options or the number and type of investment options owners may select from without being considered the owner of the shares. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the Owner of the Contract, could be treated as the Owner of the investment portfolios.

Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

Contracts Owned by Other than Natural Persons. Under Section 72(u) of the Code, the investment earnings on Contributions for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation, or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to Contracts held by a trust or other entity as agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax adviser before purchasing a Contract to be owned by a non-natural person.

Multiple Contracts. The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Partial 1035 Exchanges. Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. The IRS has also ruled that a partial exchange of an annuity contract, whereby a portion of an annuity contract is directly transferred into another annuity contract, would also qualify as a non-taxable exchange. However, the IRS has expressed concern that partial exchanges could be used to avoid tax that would otherwise be imposed on withdrawals from an annuity contract. The IRS has indicated that pending issuance of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and a subsequent withdrawal from either of the annuity contracts within 24 months of the date of the partial exchange should result in the contracts being treated as a single contract for purposes of determining the tax treatment of the withdrawal. A contract owner may avoid this result by demonstrating that a life event such as disability, divorce or unemployment occurred between the partial exchange and the withdrawal and that the withdrawal was not contemplated at the time of the partial exchange. Due to continuing uncertainty in this area, Owners should consult their own tax advisers prior to entering into a partial exchange of an annuity contract.

Tax Treatment of Assignments. An assignment, transfer or pledge of a Contract may be a taxable event. Owners should therefore consult competent tax advisers should they wish to assign, transfer or pledge their Contracts.

If the Contract is issued for use under a Qualified Plan, it may not be assigned, pledged or otherwise transferred except as allowed under applicable law.

Gifting a Contract. If you transfer ownership of your Contract to a person other than your spouse or former spouse incident to a divorce, and receive payment less than the Contract's value, you will be liable for the tax on the Contract's value above your purchase payments (Contributions) not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Death Benefits. Any death benefits paid under the Contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate taxes may also apply.

The Code provides that the assets of an IRA (including Roth IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit payment equal to the greater of purchase payments or contract value. The contract offers death benefits which may exceed the greater of purchase payments or contract value. If these death benefits are determined by the Internal Revenue Service as providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

Income Tax Withholding. All distributions or the portion thereof which is includible in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate. Taxable distributions made to non-resident aliens will generally be subject to a 30% withholding rate unless a lower tax treaty rate applies to such person.

Certain distributions from retirement plans qualified under Section 401 or
Section 403(b) of the Code, or from a Code Section 457 governmental plan which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or distributions for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or d) hardship withdrawals. Participants under such plans should consult their own tax counsel or other tax adviser regarding withholding requirements.

When all or part of an annuity contract or a death benefit under the Contract is transferred or paid to an individual two or more generations younger than the owner, a generation-skipping transfer tax may be owed. Under certain circumstances, Federal tax law may require the Company to withhold the tax from the Contract and pay it directly to the Internal Revenue Service.

Tax Treatment of Withdrawals - Non-Qualified Contracts. Section 72 of the Code governs the treatment of distributions from annuity contracts. It provides that if the contract value exceeds the aggregate contributions made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2, (b) after the death of the Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception plus interest for the tax years in which the exception was used.

The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts," below.)

Withdrawals - Investment Adviser Fees. The Internal Revenue Service has, through a series of Private Letter Rulings, held that the payment of investment adviser fees from an IRA or a Tax-Sheltered Annuity is permissible under certain circumstances and will not be considered a distribution for income tax purposes. The Rulings require that in order to receive this favorable tax treatment, the annuity contract must, under a written agreement, be solely liable (not jointly with the Contract owner) for payment of the adviser's fee and the fee must actually be paid from the annuity Contract to the adviser. Withdrawals from non-qualified contracts for the payment of investment adviser fees will be considered taxable distributions from the contract.

Delayed Annuity Payments. Although there is no guidance in the Federal tax law as to when annuity payments must commence under a non-qualified contract, the Internal Revenue Service could take the position that if annuity payments do not begin or are not scheduled to begin until an advanced age, such as after age 85, then the contract should not be treated as an annuity contract for Federal tax purposes. If such was to occur, then the income under the Contract could become currently taxable to the Owner.


Qualified Plans. The Contracts offered herein are designed to be suitable for use under various types of Qualified Plans. Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's administrative procedures. The Company is not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless the Company specifically consents to be bound. Owners, Annuitants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

A Qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a Qualified Contract.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. Qualified Contracts will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

         Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's taxable income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA.

Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         Roth IRA

Section 408A of the Code provides that certain individuals may purchase a type of non-deductible IRA, known as a Roth IRA. Contributions for a Roth IRA are not deductible from taxable income.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, certain eligible individuals may make a rollover contribution from a non-Roth IRA to a Roth IRA. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

Purchasers of Contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals - Qualified Contracts. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code
Section 408 and 408A (Individual Retirement Annuities).

To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the Owner or Annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his or her designated Beneficiary; (d) distributions made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code
Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (e) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213 (d) (1) (D) of the Code) for the Owner or Annuitant (as applicable) and his or her spouse and dependents if the Owner or Annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Owner or Annuitant (as applicable) has been re-employed for at least 60 days); (f) distributions from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Owner or Annuitant (as applicable) for the taxable year; (g) distributions made on account of an IRS levy upon the Qualified Contract; and (h) distributions from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code).


With respect to (c) above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception plus interest for the tax years in which the exception was used.

         Required Distributions

Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year, following the year in which the employee attains age 70 1/2. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. There are no required distributions from a Roth IRA prior to the death of the Owner.

The Internal Revenue Service has issued new regulations regarding required minimum distributions from qualified plans. These new rules generally became effective January 1, 2002. One of these new regulations, which will not be effective until January 1, 2006, requires that the annuity contract value used to determine required minimum distributions may under certain circumstances include the actuarial value of other benefits under the contract, such as an enhanced death benefit as provided in your contract. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the affect of these new regulations with your tax advisor. If you are required to take distributions from your qualified plan, you should consult with your qualified plan sponsor and tax advisor to determine that your distributions comply with these rules.


                               ANNUITY PROVISIONS

Variable Annuity Payments reflect the investment performance of the Separate Account in accordance with the allocation of the Adjusted Contract Value to the Sub-Accounts during the Annuity Period. Annuity Payments also depend upon the Age of the Annuitant and any Joint Annuitant and the assumed interest factor utilized. The Annuity Table used will depend upon the Annuity Option chosen. The dollar amount of Variable Annuity Payments for each applicable Sub-Account after the first Variable Annuity Payment is determined as follows:

1. The dollar amount of the first Variable Annuity Payment is divided by the value of an Annuity Unit for each applicable Sub-Account as of the Annuity Date. This sets the number of Annuity Units for each monthly payment for the applicable Sub-Account. The number of Annuity Units remains fixed during the Annuity Period.

2. The fixed number of Annuity Units per payment in each Sub-Account is multiplied by the Annuity Unit Value for that Sub-Account for the last Valuation Period of the month preceding the month for which the payment is due. This result is the dollar amount of the payment for each applicable Sub-Account.

The total dollar amount of each Variable Annuity Payment is the sum of all Sub-Account Variable Annuity Payments reduced by the applicable portion of the Contract Maintenance Charge.

Annuity Unit

The value of any Annuity Unit for each Sub-Account of the Separate Account was arbitrarily set initially at $10.

The Sub-Account Annuity Unit Value at the end of any subsequent Valuation Period is determined as follows:

1. The Net Investment Factor for the current Valuation Period is multiplied by the value of the Annuity Unit for the Sub-Account for the immediately preceding Valuation Period. The Net Investment Factor is equal to the Accumulation Unit Value for the current Valuation Period divided by the Accumulation Unit Value for the immediately preceding Valuation Period.

2. The result in (1) is then divided by the Assumed Investment Rate Factor which equals 1.00 plus the Assumed Investment Rate for the number of days since the preceding Valuation Date. The Assumed Investment Rate is equal to an effective annual rate of 4%.

The value of an Annuity Unit may increase or decrease from Valuation Period to Valuation Period.

(See "Annuity Payments (The Annuity Period)" in the Prospectus.)


                              FINANCIAL STATEMENTS

The financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                       Statutory Financial Statements and
                             Supplemental Schedules

                           December 31, 2003 and 2002

                   (With Independent Auditors' Report Thereon)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                                TABLE OF CONTENTS

                                                                                           PAGE
Independent Auditors' Report                                                                 1

Statutory Financial Statements:

     Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus           3

     Statutory Statements of Operations                                                      4

     Statutory Statements of Changes in Capital and Surplus                                  5

     Statutory Statements of Cash Flow                                                       6

     Notes to Statutory Financial Statements                                                 7

SUPPLEMENTAL SCHEDULES

     Statutory Selected Financial Data                                                      32

     Statutory Summary Investment Schedule                                                  35

     Statutory Schedule of Investment Risks Interrogatories                                 37

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Fidelity Security Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, and capital and surplus of Fidelity Security Life Insurance Company as of December 31, 2003 and 2002, and the related statutory statements of operations, changes in capital and surplus, and cash flow for the years then ended. These statutory financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statutory financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in note 2 to the statutory financial statements, these statutory financial statements were prepared in conformity with the accounting practices prescribed or permitted by the Missouri Department of Insurance, which are a comprehensive basis of accounting other than accounting principles generally accepted in the Unites States of America.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of Fidelity Security Life Insurance Company as of December 31, 2003 and 2002, and the results of its operations and its cash flow for the years then ended, on the basis of accounting described in note 2.

Our audit was made for the purpose of forming an opinion on the basic statutory financial statements taken as a whole. The statutory supplementary information included in the statutory supplemental schedule of selected financial data, the statutory supplemental summary investment schedule and the supplemental schedule of investment risks interrogatories are presented for purposes of additional analysis and are not a required part of the basic statutory financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic statutory financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.

This report is intended solely for the information and use of the board of directors and the management of Fidelity Security Life Insurance Company, the Missouri Department of Insurance, and other state insurance departments in states in which the Company is licensed, and is not intended to be, and should not be, used by anyone other than these specified parties.

                                  /s/ KPMG LLP

April 2, 2004
Kansas City, Missouri

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

  Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus

                           December 31, 2003 and 2002

                                                                                    2003           2002
                                                                                ------------    -----------
                                           ADMITTED ASSETS

Bonds, at amortized cost (market, $367,021,028 and $336,708,426 in 2003
     and 2002, respectively)                                                    $358,700,916    332,785,247
Preferred stocks, at market (cost of $250,000 in both 2003 and 2002)                  31,500         14,000
Common stocks, at market (cost of $1,355,451 and $1,798,923 in 2003
     and 2002, respectively)                                                       1,050,247      1,148,239
Mortgage loans on real estate                                                      7,940,445      3,600,000
Policy loans                                                                       6,281,921      6,554,316
Cash and short-term investments                                                   20,649,021     18,791,525
Other invested assets                                                              4,456,217      3,352,160
Receivable for securities sold                                                            --      2,810,075
                                                                                ------------    -----------
                 Total cash and invested assets                                  399,110,267    369,055,562

Due and deferred premiums                                                          9,007,371     10,610,356
Accrued investment income                                                          3,885,223      5,093,873
Federal income tax recoverable (including deferred tax asset of
     $631,254 and $638,695 in 2003 and 2002, respectively)                           742,373      1,091,987
Due from reinsurers and other companies                                            5,135,090     12,334,111
Receivable from parent, subsidiaries, and affiliates                                      --        304,136
Amount receivable relating to uninsured accident and health plans                     53,311         53,938
State guaranty fund deposits                                                         346,988        622,595
Assets held in separate account                                                    3,965,841      3,202,010
                                                                                ------------    -----------
                 Total admitted assets                                          $422,246,464    402,368,568
                                                                                ============    ===========
                                 LIABILITIES AND CAPITAL AND SURPLUS

Liabilities:
     Aggregate reserves:
        Life insurance and annuity contracts                                    $321,896,067    308,428,018
        Accident and health insurance                                             10,876,852     11,774,995
     Claim reserves:
        Life insurance                                                             2,123,642      1,516,615
        Accident and health insurance                                              9,690,428      8,509,715
     Advance premiums and unapplied receipts                                       1,678,207      6,999,849
     Due to reinsurers and other companies                                        13,519,381      7,874,254
     Commissions, taxes, and general expenses                                      2,695,651      2,586,952
     Group contingency reserves                                                    1,239,466      1,076,334
     Interest maintenance reserve (IMR)                                            4,070,769      2,903,436
     Asset valuation reserve (AVR)                                                 1,688,333      2,129,314
     Liabilities related to separate account                                       3,965,841      3,202,010
                                                                                ------------    -----------
                 Total liabilities                                               373,444,637    357,001,492
                                                                                ------------    -----------
Capital and surplus:
     Capital stock, $2.50 par value. Authorized 1,100,000 shares; issued and
        outstanding 986,347 shares in both 2003 and 2002                           2,500,000      2,500,000
     Preferred stock, $100.00 par value. Authorized 50,000 shares; issued and
        outstanding 30,000 shares in both 2003 and 2002                            3,000,000      3,000,000
     Paid-in and contributed surplus                                               1,188,310      1,188,310
     Unassigned surplus                                                           42,604,542     39,169,791
                                                                                ------------    -----------
                                                                                  49,292,852     45,858,101

     Less treasury stock, at cost, 13,653 shares in both 2003 and 2002               491,025        491,025
                                                                                ------------    -----------
                 Total capital and surplus                                        48,801,827     45,367,076
                                                                                ------------    -----------
                 Total liabilities and capital and surplus                      $422,246,464    402,368,568
                                                                                ============    ===========

See accompanying notes to statutory financial statements.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                       Statutory Statements of Operations

                     Years ended December 31, 2003 and 2002

                                                                            2003             2002
                                                                       -------------      -----------
Income:
     Life premiums                                                     $  12,021,821       11,834,351
     Annuity deposits                                                     19,356,249       14,692,289
     Accident and health premiums                                         83,424,944       51,086,014
     Investment income, net                                               20,065,858       22,750,603
     Amortization of IMR                                                     823,970          582,598
                                                                       -------------      -----------
                 Total income                                            135,692,842      100,945,855
                                                                       -------------      -----------
Policy benefits and expenses:
     Life insurance                                                        8,041,999        7,621,844
     Annuities                                                            20,415,643       21,587,162
     Accident and health insurance                                        53,943,872       38,294,946
     Increase in aggregate reserves                                       12,634,805        1,331,261
                                                                       -------------      -----------
                 Total policy benefits and expenses                       95,036,319       68,835,213
Commissions, net of ceding allowances                                     17,494,902       13,302,195
General insurance expenses                                                14,246,301       13,502,897
Insurance taxes, licenses, and fees                                        3,820,063        1,861,899
Change in loading and cost of collection on due and
     deferred premiums                                                       (14,572)          15,308
Separate account transfers                                                   (25,799)         142,436
                                                                       -------------      -----------
                                                                         130,557,214       97,659,948
                                                                       -------------      -----------
                 Income before Federal income taxes and net realized
                    capital gains                                          5,135,628        3,285,907
Federal income taxes                                                       1,051,042          328,747
                                                                       -------------      -----------
                 Income before net realized capital gains                  4,084,586        2,957,160
Net realized capital gains, net of income taxes and IMR
     transfers                                                            (1,083,105)        (373,700)
                                                                       -------------      -----------
                 Net income                                            $   3,001,481        2,583,460
                                                                       =============      ===========

See accompanying notes to statutory financial statements.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

             Statutory Statements of Changes in Capital and Surplus

                     Years ended December 31, 2003 and 2002

                                                                              PAID-IN AND
                                                      COMMON      PREFERRED   CONTRIBUTED   UNASSIGNED     TREASURY
                                                       STOCK        STOCK       SURPLUS       SURPLUS        STOCK         TOTAL
                                                    -----------   ---------   -----------   ----------     --------     ----------
Balance, December 31, 2001                          $ 2,500,000   3,000,000      996,198    37,600,684     (997,979)    43,098,903
    Net income                                               --          --           --     2,583,460           --      2,583,460
    Change in unrealized capital gains and losses            --          --           --       220,021           --        220,021
    Dividends on preferred stock                             --          --           --      (232,500)          --       (232,500)
    Change in liability for reinsurance
        in unauthorized companies                            --          --           --       (49,436)          --        (49,436)
    Change in net deferred income taxes                      --          --           --      (535,437)          --       (535,437)
    Change in nonadmitted assets                             --          --           --       307,110           --        307,110
    Change in asset valuation reserve                        --          --           --      (724,111)          --       (724,111)
    Sale of treasury stock                                   --          --      192,112            --      506,954        699,066
                                                    -----------   ---------    ---------    ----------     --------     ----------
Balance, December 31, 2002                            2,500,000   3,000,000    1,188,310    39,169,791     (491,025)    45,367,076
    Net income                                               --          --           --     3,001,481           --      3,001,481
    Change in unrealized capital gains and losses            --          --           --       363,044           --        363,044
    Dividends on preferred stock                             --          --           --      (232,500)          --       (232,500)
    Change in liability for reinsurance
        in unauthorized companies                            --          --           --      (129,118)          --       (129,118)
    Change in net deferred income taxes                      --          --           --        (7,441)          --         (7,441)
    Change in nonadmitted assets                             --          --           --        (1,696)          --         (1,696)
    Change in asset valuation reserve                        --          --           --       440,981           --        440,981
                                                    -----------   ---------    ---------    ----------     --------     ----------
Balance, December 31, 2003                          $ 2,500,000   3,000,000    1,188,310    42,604,542     (491,025)    48,801,827
                                                    ===========   =========    =========    ==========     ========     ==========

See accompanying notes to statutory financial statements.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                        Statutory Statements of Cash Flow

                     Years ended December 31, 2003 and 2002

                                                                                2003              2002
                                                                            -------------     ------------
Cash from operations:
     Premium and annuity considerations                                     $ 120,717,698      124,831,764
     Considerations for supplemental contracts with life contingencies          2,372,981        2,382,053
     Investment income, net                                                    23,242,739       23,104,200
     Commission and expense allowances on reinsurance ceded                    44,303,003       14,714,228
     Fees associated with investment management, administration,
        and contract guarantees from separate account                             200,046               --
     Miscellaneous income                                                         545,984          552,710
     Death benefits                                                            (7,376,792)      (6,620,890)
     Annuity benefits                                                         (18,486,149)     (19,815,821)
     Disability benefits and benefits under accident and health policies      (53,943,872)     (38,294,946)
     Surrender benefits and other fund withdrawals                               (665,207)      (1,000,954)
     Interest on policy or contract funds                                         (15,372)         (17,695)
     Payments on supplementary contracts with life contingencies               (1,929,494)      (1,771,341)
     Contract claims--life                                                        607,027         (978,136)
     Contract claims--A&H                                                       1,180,713       (3,656,462)
     Other amounts payable on reinsurance                                      (2,942,346)      (7,804,710)
     Other amounts receivable under reinsurance contracts                         532,211        6,472,002
     Commissions on premiums and annuity considerations                       (60,824,372)     (61,942,961)
     Commissions and expense allowances on reinsurance assumed                   (973,532)        (698,038)
     General insurance expenses                                               (14,992,331)     (14,055,608)
     Insurance, taxes, licenses, and fees                                      (3,820,063)      (1,861,899)
     Aggregate write-ins for deductions                                           163,132          198,281
     Commissions to agents due or accrued                                      (1,164,959)      (4,299,724)
     General expense due or accrued                                               997,614          (73,297)
     Taxes, licenses, or fees due or accrued, excluding FIT                       287,217       (1,067,676)
     Amounts receivable relating to uninsured plans                                   627          (53,938)
     Guaranty funds receivable or on deposit                                      275,607         (298,491)
     Nonadmitted guaranty funds receivable or on deposit                           (1,696)              --
     Net transfers to separate account                                             25,799         (142,436)
     Federal income taxes                                                        (708,808)        (295,862)
                                                                            -------------     ------------
                 Net cash provided by operations                               27,607,405        7,504,353
                                                                            -------------     ------------
Cash from investments:
     Proceeds from investments sold, matured, or repaid:
        Bonds                                                                 154,604,373       87,427,778
        Stocks                                                                  1,449,065          487,746
        Mortgage loans                                                            239,955               --
        Miscellaneous proceeds                                                  2,810,075          529,911
     Costs of investments acquired:
        Bonds                                                                (181,707,621)    (102,822,026)
        Stocks                                                                 (1,304,269)        (307,251)
        Mortgage loans                                                         (4,586,388)      (3,600,000)
        Other invested assets                                                    (671,838)        (416,097)
        Miscellaneous applications                                                     --       (2,428,441)
     Net decrease (increase) in policy loans                                      272,395         (221,814)
                                                                            -------------     ------------
                 Net cash used in investments                                 (28,894,253)     (21,350,194)
                                                                            -------------     ------------
Cash from financing and miscellaneous sources:
     Capital and surplus paid in                                                       --          192,112
     Deposits on deposit-type contracts                                         1,819,670        1,883,775
     Other cash provided                                                        3,426,370       11,728,640
     Dividends paid to stockholders                                              (232,500)        (232,500)
     Withdrawals on deposit-type contracts without life contingencies          (1,869,196)      (1,860,939)
     Other applications, net                                                           --         (404,804)
                                                                            -------------     ------------
                 Net cash provided by financing and miscellaneous sources       3,144,344       11,306,284
                                                                            -------------     ------------
                 Increase (decrease) in cash and short-term investments         1,857,496       (2,539,557)
Cash and short-term investments:
     Beginning of year                                                         18,791,525       21,331,082
                                                                            -------------     ------------
     End of year                                                            $  20,649,021       18,791,525
                                                                            =============     ============

See accompanying notes to statutory financial statements.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

(1)      ORGANIZATION

         Fidelity Security Life Insurance Company (the Company) is a stock life insurance company writing life, accident, and health and variable and fixed annuity contracts. The Company is domiciled in the State of Missouri and is licensed in the District of Columbia and all states except New York, where it is licensed as a reinsurer. The Company currently markets group annuities, group life, and group accident and health, including group medical and self-funding arrangements, primarily through independent brokers and third-party administrators who specialize in group coverage.

         The top geographic locations in the United States for premiums and deposits earned by the Company were California, Florida, Illinois, Texas, Pennsylvania, and Missouri for the years ended December 31, 2003 and 2002. No other jurisdiction accounted for more than 5% of statutory premiums and deposits for the Company.

(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         (a)      BASIS OF PRESENTATION

                  The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Missouri Department of Insurance. Prescribed statutory accounting practices are promulgated by the National Association of Insurance Commissioners (NAIC), as well as through state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices other than those so prescribed.

                  Accounting practices prescribed or permitted by the Missouri Department of Insurance comprise a comprehensive basis of accounting other than GAAP. The more significant differences are as follows:

                  (a) Investments in bonds are recorded at amortized cost or fair values established and/or approved by the NAIC. GAAP requires investments, other than those in subsidiaries, to be classified as held to maturity, trading, or available for sale. Held-to-maturity securities are carried at amortized cost; trading securities are carried at fair value, with the changes in fair value included in the statement of income; and available-for-sale securities are carried at fair value, with the changes in fair value reflected as a separate component of surplus.

                  (b) Investments in common stocks are valued as prescribed by the Securities Valuation Office of the NAIC, while, under GAAP, common stocks are reported at market value.

                  (c) Subsidiaries are included as common stock carried under the statutory equity method, with the changes in value of subsidiaries credited directly to the Company's surplus for statutory accounting. Income from subsidiaries is recognized in the statement of operations only to the extent of dividends received, while GAAP requires either consolidation or the equity or net income of subsidiaries to be credited to the statement.

                  (d) Certain assets designated as "nonadmitted assets" (principally prepaid guaranty association assessments) have been excluded from the statutory statements of admitted assets, liabilities, and capital and surplus by a charge to unassigned surplus, whereas, for GAAP, these assets are

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

                           recognized in the balance sheets. As of December 31, 2003 and 2002, "nonadmitted assets" totaled $210,401 and $208,705, respectively.

                  (e) The asset valuation reserve (AVR) and interest maintenance reserve (IMR), which are contingency reserves for possible losses on investments, are recorded as liabilities through charges to surplus and net income, respectively. Gains and losses captured in the IMR are being amortized into income ratably from the date of the sale of the security to the original contractual maturity of the security sold. Under GAAP, there are no provisions for AVR and IMR.

                  (f) Assets and liabilities are recorded net of ceded reinsurance balances whereas, for GAAP, amounts are recorded gross.

                  (g) Acquisition costs, such as commissions and other costs related to acquiring new business, are expensed as incurred, while, under GAAP, acquisition costs are capitalized and amortized to operations as the revenues are recognized.

                  (h) Changes in deferred income taxes are recorded directly to surplus as opposed to being an item of income tax benefit or expense for GAAP financial reporting purposes. Admittance testing may result in a charge to capital and surplus for nonadmitted portions of deferred tax assets. Under GAAP reporting, a valuation allowance may be recorded against the deferred tax asset and reflected as an expense for financial reporting purposes.

                  (i) Statutory policy reserves are based on statutory mortality and interest assumptions prescribed or permitted by statutes, without consideration of lapses or withdrawals. Under GAAP, statutory policy reserves for life insurance consider lapses and withdrawals. In addition, the effect, if any, on reserves due to a change in reserve on account of change in valuation basis is recorded directly to unassigned surplus rather than included in the determination of net gain from operations.

                  (j) Premium receipts and benefits on universal life-type contracts are recorded as revenue and expense for statutory purposes. Under GAAP, revenues on universal life-type contracts are comprised of contract charges and fees, which are recognized when assessed against the policyholder account balance. Additionally, under GAAP, premium receipts on universal life-type contracts arc considered deposits and are recorded as interest-bearing liabilities.

                  (k) Comprehensive income and its components are not presented in the statutory financial statements.

                  (l) Cumulative effect of change in accounting principle is reported as an adjustment to surplus in the period of the change in accounting principle. GAAP requires that cumulative effect of a change in accounting principle be reported as a component of net income.

                  (m) The statement of cash flow differs in certain respects from the presentation required by Statement of Financial Accounting Standards (SFAS) No. 95, including the presentation of the changes in cash and short-term investments instead of cash and cash equivalents. Short-term investments include securities with original maturities of one year or less.

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

         (b)      RISKS AND UNCERTAINTIES

                  Certain risks and uncertainties are inherent to the Company's day-to-day operations and to the process of preparing its statutory financial statements. The more significant of those risks and uncertainties, as well as the Company's method for mitigating the risks, are presented below and throughout the notes to the statutory financial statements.

                  - Statutory Financial Statements--The preparation of statutory financial statements in accordance with accounting practices prescribed or permitted by the Missouri Department of Insurance requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                  - Investments--The Company is exposed to risks that issuers of securities owned by the Company will default or that interest rates will change and cause a decrease in the value of its investments. With mortgage-backed securities, the Company is exposed to prepayment risk. As interest rates decline, the rate at which these securities pay down principal will generally increase. Management mitigates these risks by conservatively investing in high-grade securities and by matching maturities of its investments with the anticipated payouts of its liabilities.

                  - External Factors--The Company is highly regulated by the NAIC and the Missouri Department of Insurance. Such regulations, among other things, limit the amount of dividends and impose restrictions on the diversification, amount, and types of investments.

                  - Reinsurance--Reinsurance contracts do not relieve the Company from its obligations to reinsureds. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Management believes that any liability arising from this contingency would not be material to the Company's financial position.

         (c)      INVESTMENTS

                  Investments are valued on the basis prescribed by the Committee on Valuation of Securities of the NAIC. Investments are generally stated as follows:

                           Investments in bonds with an NAIC rating designation of 1 through 5 are carried at amortized cost, whereas bonds with an NAIC rating of 6 are assigned specific year-end values by the NAIC and are written down to SVO assigned values by charging statutory surplus.

                           Preferred stocks are stated at cost, or lower of cost or market if not in good standing, as prescribed by the SVO of the NAIC.

                           Unaffiliated common stocks are stated at market, as prescribed by the SVO of the NAIC.

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

                           Common stocks of subsidiaries and affiliates in which the Company has an interest of 10% or more are carried on the statutory equity basis. The change in the stated value is recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus.

                           Mortgage loans are carried at their aggregate unpaid balances. Investments in mortgage loans are deemed to be collectible until the Company is notified of an event of default; consequently, the Company does not record an allowance for uncollectible mortgage loans until notified of an event of default.

                           Policy loans are carried at their aggregate unpaid balances and are collateralized by the cash surrender value of the policyholder's underlying life insurance policy.

                           Short-term investments, securities with a maturity of one year or less at date of acquisition are carried at cost, which approximates fair value.

                           Other invested assets are carried at GAAP equity of $4,456,217 and $3,352,160 at December 31, 2003 and
                           2002, respectively.

                  Net realized gains and losses on securities transactions are determined on a specific identification basis and are included in the statutory statements of income, net of Federal income tax, subject to the provisions of the interest maintenance reserve.

                  Investment income is recognized as earned. Fixed maturity securities, excluding mortgage-backed securities, are amortized using the straight-line method for amortization of premiums and discounts. Amortized premiums and discounts are charged or credited to net investment income. Mortgage-backed securities are carried at amortized cost using the scientific method, including anticipated prepayments utilizing published data when applying interest income. In accounting for mortgage-backed securities and CMOs, the Company uses the retrospective method.

                  Other-than-temporary declines in the fair value of investments are charged to earnings when it is determined that the current value of the security is not recoverable.

         (d)      POLICY RESERVES

                  Statutory reserves for life insurance policies, other than single premium life insurance, have been computed primarily by the Commissioners' Reserve Valuation Method and Net Level Premium reserve methods. These methods take into account statutory valuation mortality rates and valuation interest rates. Interest rates vary from 2.5% to 6.0%, depending on year of issue and type of insurance. Mortality is based principally on 1958 CSO, 1958 CET, 1960 CSG, 1980 CSO, and 1980 CET, also depending on issue year and type of insurance.

                  For single-premium life insurance policies, reserves have been computed by the Universal Life Insurance Reserve methods and are based on 1980 CSO mortality with 4.0% interest.

                  Annuity reserves are calculated by the Commissioners' Annuity Reserve Valuation Method. This takes into account valuation interest rates, future guaranteed interest rates, surrender charges available at various dates into the future, and all other policy-guaranteed provisions, including the guaranteed settlement option rates in the policy forms.

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

                  Supplementary contracts with life contingencies are based mainly on 1983 GAM.

         (e)      PREMIUMS AND RELATED COMMISSIONS

                  Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Expenses incurred in connection with acquiring new business, including acquisition costs such as sales commissions, are charged to operations as incurred.

         (f)      SEPARATE ACCOUNT

                  Separate account assets and liabilities generally represent funds maintained in accounts to meet specific investment objectives of contract holders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contract holders. The assets of the account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets and liabilities are carried at market value. Deposits are received and transferred to the separate account through the Company. Net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in the statements of income of the Company and are reflected directly in the separate account.

         (g)      PREFERRED STOCK

                  The Company's board of directors declares and pays a cash dividend quarterly. The dividend is based on 7.75% of the par value of the preferred stock. Dividends of $232,500 were declared and paid during both 2003 and 2002. There were no accrued and unpaid dividends related to the preferred stock at December 31, 2003 or 2002.

         (h)      FAIR VALUES OF FINANCIAL INSTRUMENTS

                  Fair values for bonds are based upon market quotations from the Valuation of Securities Manual of the Securities Valuation Office (SVO) of the NAIC.

                  The fair value for the investment in common stock of an affiliate is determined by the current offering price of the closely held company, which price is established based on prior year-end statutory equity.

                  The fair value for policy loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of this calculation.

                  For the remaining instruments, management believes the carrying value approximates fair value due to the short maturity, terms, and fluctuations in market conditions of those instruments.

                  The estimates presented herein are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

         (i)      CONCENTRATIONS OF INVESTMENT ASSET CREDIT RISK

                  The amortized cost of bonds at December 31, 2003 and 2002, by NAIC rating classification, are shown below:

                                          2003                         2002
                               -------------------------     ------------------------
                                 AMORTIZED                    AMORTIZED
                                   COST          PERCENT         COST         PERCENT
                               ------------      -------     ------------     -------
Class 1 - highest quality      $292,062,306       81.4%      $217,187,294       65.3%
Class 2 - high quality           49,861,858       13.9%        81,861,765       24.6%
Class 3 - medium quality         10,054,812        2.8%        24,535,448        7.4%
Class 4 - low quality             5,566,673        1.6%         5,203,990        1.6%
Class 5 - lower quality             765,629        0.2%         3,984,250        1.2%
Class 6 - in or near default        389,638        0.1%            12,500        0.0%
                               ------------      -----       ------------      -----
                               $358,700,916      100.0%      $332,785,247      100.0%
                               ============      =====       ============      =====

                  Bonds with ratings from AAA to BBB as assigned by Standard and Poor's Corporation are generally considered as investment-grade securities. Some securities issued by the United States Government or an agency thereof are not rated, but are considered to be investment grade. The NAIC regards United States treasuries and agencies and all A ratings as Class 1 (highest quality), BBB ratings as Class 2 (high quality), BB ratings as Class 3 (medium quality), B ratings as Class 4 (low quality), all C ratings as Class 5 (lower quality), and D ratings as Class 6 (in or near default).

         (j)      RECLASSIFICATIONS

                  Certain reclassifications have been made to the 2002 statutory financial statements to conform to the 2003 presentation.

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

(3)    INVESTMENTS

       The amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of investments in bonds at December 31, 2003 and 2002 are as follows:

                                                            DECEMBER 31, 2003
                                         ---------------------------------------------------------
                                                             GROSS          GROSS       ESTIMATED
                                           AMORTIZED       UNREALIZED     UNREALIZED      FAIR
                                             COST            GAINS          LOSSES        VALUE
                                         ------------      ----------     ----------   -----------
Bonds:
     U.S. Treasury securities
        and obligations of
        U.S. Government
        corporations and agencies        $ 52,995,014        674,058          5,540     53,663,532
     Corporate securities                 103,412,614      8,772,686      1,666,862    110,518,438
     Mortgage-backed securities           202,293,288             --             --    202,293,288
                                         ------------      ---------      ---------    -----------
                 Total                   $358,700,916      9,446,744      1,672,402    366,475,258
                                         ============      =========      =========    ===========
Preferred stocks:
     Industrial and miscellaneous        $    250,000             --        218,500         31,500
                                         ============      =========      =========    ===========
Common stocks:
     Banks, trusts, and insurance
        companies                        $    134,676         26,390             --        161,066
     Industrial and miscellaneous           1,220,775         28,074        359,668        889,181
                                         ------------      ---------      ---------    -----------
                 Total                   $  1,355,451         54,464        359,668      1,050,247
                                         ============      =========      =========    ===========

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

                                                              DECEMBER 31, 2002
                                          ---------------------------------------------------------
                                                             GROSS           GROSS       ESTIMATED
                                            AMORTIZED      UNREALIZED      UNREALIZED      FAIR
                                              COST           GAINS           LOSSES        VALUE
                                          ------------     ----------      ----------   -----------
Bonds:
     U.S. Treasury securities
        and obligations of
        U.S. Government
        corporations and agencies         $ 51,636,069        709,806             --     52,345,875
     Corporate securities                  166,766,202     10,069,865      6,856,498    169,979,569
     Mortgage-backed securities            114,382,976             --             --    114,382,976
                                          ------------     ----------      ---------    -----------
                 Total                    $332,785,247     10,779,671      6,856,498    336,708,420
                                          ============     ==========      =========    ===========
Preferred stock:
     Industrial and miscellaneous         $    250,000             --        236,000         14,000
                                          ============     ==========      =========    ===========
Common stocks:
     Banks, trusts, and insurance
        companies                         $    134,676             --          5,048        129,628
     Industrial and miscellaneous            1,664,247             --        645,637      1,018,610
                                          ------------     ----------      ---------    -----------
                 Total                    $  1,798,923             --        650,685      1,148,238
                                          ============     ==========      =========    ===========

         The amortized cost and estimated fair value of bonds at December 31, 2003, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                      ESTIMATED
                                       AMORTIZED        FAIR
                                         COST           VALUE
                                     ------------    -----------
One year or less                     $ 12,657,742     12,696,642
After one year through five years      47,645,377     49,464,877
After five years through ten years     49,746,219     53,234,719
After ten years                        46,358,290     49,331,499
                                     ------------    -----------
                                      156,407,628    164,727,737
Mortgage-backed securities            202,293,288    202,293,288
                                     ------------    -----------
                                     $358,700,916    367,021,025
                                     ============    ===========

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

         The following table presents the estimated fair value and gross unrealized losses on investment securities, aggregated by investment category and length of time that individual investment securities have been in a continuous unrealized loss position, at December 31, 2003.

                                                 LESS THAN 12 MONTHS             12 MONTHS OR MORE
                                            ----------------------------     -------------------------
                                                                GROSS                         GROSS
                                              ESTIMATED       UNREALIZED     ESTIMATED      UNREALIZED
                                             FAIR VALUE         LOSSES       FAIR VALUE       LOSSES
                                            ------------      ----------     ---------      ----------
Bonds:
    U.S. Treasury securities and
       obligations of U.S. Government
       corporations and agencies            $  2,374,383         43,657             --             --
    Corporate securities                       5,468,545         50,660      6,244,165      1,616,772
    Mortgage-backed securities                94,774,409        917,926             --             --
Preferred stocks:
    Industrial and miscellaneous                      --             --         31,500        218,500
Common stocks:
    Industrial and miscellaneous                 367,992         25,368        436,690        334,298
                                            ------------      ---------      ---------      ---------
                Total                       $102,985,329      1,037,611      6,712,355      2,169,570
                                            ============      =========      =========      =========

         At December 31, 2003 and 2002, bonds having an amortized value of $3,699,734 and $3,268,580, respectively, were on deposit with state insurance departments in accordance with statutory reserve deposit requirements.

         The Company's sales proceeds and realized gains and losses on securities are summarized as follows:

                                                         2003              2002
                                                    -------------       ----------
Sales proceeds on fixed maturity securities         $ 156,293,393       87,915,524
                                                    =============       ==========
Fixed maturities:
     Gross gains                                        3,304,179        1,062,775
     Gross losses                                      (2,529,521)      (1,362,964)
Equity securities:
     Gross gains                                               --               --
     Gross losses                                        (298,678)        (278,229)
Other invested assets:
     Gross gains                                          432,218          416,097
     Gross losses                                              --               --
                                                    -------------       ----------
                                                          908,198         (162,321)
Adjustment for:
     Amount deferred for the IMR                       (1,991,303)        (619,569)
     Income taxes                                              --          408,190
                                                    -------------       ----------
                 Net realized capital losses        $  (1,083,105)        (373,700)
                                                    =============       ==========

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

         Revenues in the accompanying statutory statements of operations for the years ended December 31, 2003 and 2002 include net investment income from the following sources:

                                               2003             2002
                                           ------------      ----------
U.S. Government bonds                      $  4,609,683       3,084,104
Other bonds                                  14,713,805      18,719,637
Common stocks                                    22,049          36,835
Mortgage loans                                  363,150              --
Premium notes, policy loans, and liens          172,114         200,364
Cash and short-term investments                 273,060         537,597
Deposits with brokers                                --             185
Other                                           323,234         558,079
                                           ------------      ----------
                 Gross investment income     20,477,095      23,136,801
Investment expenses                            (411,237)       (386,198)
                                           ------------      ----------
                 Net investment income     $ 20,065,858      22,750,603
                                           ============      ==========

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

         Investments at adjusted cost with NAIC rating designation 6 totaled $389,638 and $496,300 as of December 31, 2003 and 2002, respectively. In accordance with the NAIC's statutory accounting practices, these investments are reported at fair value as determined by the SVO, with the unrealized loss recorded in unassigned surplus net of deferred income taxes. The fair market values for these investments totaled $389,638 and $0 as of December 31, 2003 and 2002, respectively. Unrealized loss on these investments before the effect of deferred income taxes was $549,312 and $0 as of December 31, 2003 and 2002, respectively. The deferred income taxes on unrealized loss were $186,766 and $0 as of December 31, 2003 and 2002, respectively.

         During 2003 and 2002, the Company recognized a realized loss of $65,512 and $486,801, respectively, on several bonds held by the Company where it was determined that these securities had suffered an other-than-temporary decline in value.

(4)      FEDERAL INCOME TAXES

         The net deferred tax asset at December 31 and the change from the prior year are comprised of the following components:

                                                   2003           2002           CHANGE
                                               -----------     ----------       --------
Total gross deferred tax assets                $ 1,845,605      2,480,969       (635,364)
Total deferred tax liabilities                    (280,120)      (532,250)       252,130
                                               -----------      ---------       --------
                 Net deferred tax asset          1,565,485      1,948,719       (383,234)
Deferred tax asset nonadmitted in
     accordance with SSAP No. 10                  (934,231)    (1,310,024)       375,793
                                               -----------      ---------       --------
                 Admitted deferred tax asset   $   631,254        638,695         (7,441)
                                               ===========      =========       ========

         The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following components:

                                                    2003          2002        CHANGE
                                                 ----------    ---------     --------
Net deferred tax asset                           $1,565,485    1,948,719     (383,234)
Less:
     Tax effect of unrealized gains and losses      178,059      301,211     (123,152)
     Recognized impairment loss on
        investments capital loss                    189,765      165,512       24,253
     Capital loss carryforward                           --      389,930     (389,930)
                                                 ----------    ---------     --------
Net tax effect without unrealized losses
     and impairments                             $1,197,661    1,092,066      105,595
                                                 ==========    =========     ========

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

         Current income taxes incurred consist of the following major components:

                                                         2003             2002
                                                      -----------       --------
Federal income tax incurred                           $ 1,169,709        328,747
Tax credits                                              (118,667)            --
Federal income tax on net capital gains                        --       (408,192)
                                                      -----------       --------
                 Federal income taxes incurred, net   $ 1,051,042        (79,445)
                                                      ===========       ========

         Deferred income tax assets and liabilities consist of the following major components:

                                                          2003           2002           CHANGE
                                                      -----------     ----------       --------
Deferred tax assets:
     Reserve discounting                              $   746,672        723,268         23,404
     Unearned premium reserve                             153,671        155,540         (1,869)
     Recognized loss on impairments                       189,765        165,512         24,253
     Unrealized losses on investments                     178,059        301,211       (123,152)
     Alternative minimum tax credit                            --        106,640       (106,640)
     Capital loss carryforward                                 --        389,930       (389,930)
     Deferred acquisition costs                           567,218        638,868        (71,650)
     Other                                                 10,220             --         10,220
                                                      -----------     ----------       --------
                 Total deferred tax assets              1,845,605      2,480,969       (635,364)
     Nonadmitted deferred tax assets                     (934,231)    (1,310,024)       375,793
                                                      -----------     ----------       --------
                                                          911,374      1,170,945       (259,571)
                                                      -----------     ----------       --------
Deferred tax liabilities:
     Book over tax basis on investments                  (280,120)      (532,250)       252,130
                                                      -----------     ----------       --------
                 Net change in admitted
                    deferred tax asset                   (280,120)      (532,250)       252,130
                                                      -----------     ----------       --------
                 Net admitted deferred tax
                    asset                             $   631,254        638,695         (7,441)
                                                      ===========     ==========       ========

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

         The Company's income tax incurred and change in deferred income tax differ from the amounts obtained by applying the Federal statutory rate of 34% to income before income taxes as follows:

                                                                     2003             2002
                                                                 -----------       ---------
Current income taxes incurred                                    $ 1,051,042         328,747
Change in deferred income taxes                                        7,441         122,859
                                                                 -----------       ---------
                 Total income tax reported                       $ 1,058,483         451,606
                                                                 ===========       =========
Income before taxes                                              $ 5,135,628       3,285,907
Federal statutory rate                                                    34%             34%
                                                                 -----------       ---------
                 Expected income tax expense
                    at 34% statutory rate                          1,746,114       1,117,208
Increase (decrease) in actual tax reported resulting from:
     Amortization of IMR                                            (280,150)       (198,083)
     Small-company deduction                                        (509,002)       (423,643)
     Other                                                           101,521         (43,876)
                                                                 -----------       ---------
                 Total statutory income taxes                    $ 1,058,483         451,606
                                                                 ===========       =========

         As of December 31, 2003 and 2002, the Company did not accrue a deferred tax liability relating to its "policyholders' surplus account." The amount of the policyholders' surplus account is approximately $3,736,000 in both 2003 and 2002. This is a special memorandum account into which certain amounts not previously taxed under prior tax laws were accumulated. No new additions will be made to this account. Federal income taxes would become payable on all or a portion of this amount at the current tax rate (a) when and if distributions to the stockholder, other than stock dividends and other limited exceptions, are made in excess of the accumulated previously taxed income; or (b) if the Company ceases to be a life insurance company, as defined by the Internal Revenue Code, and such termination is not due to another life insurance company acquiring its assets in a nontaxable transaction; or
         (c) if the policyholders' surplus account exceeds certain premium or reserve levels. The Company does not anticipate any transactions that would cause any part of this amount to become taxable. However, should the balance at December 31, 2003 become taxable, the Federal income tax liability at current rates would be approximately $1,270,240.

         The Company has a capital loss carryforward of approximately $170,000, which will expire in 2007 if sufficient capital gains are not generated.

         The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future losses:

2003           $ 950,000
2002             354,000
2001             166,000

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

(5)      PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

         Deferred and uncollected life insurance premiums and annuity considerations are as follows:

                             DECEMBER 31, 2003          DECEMBER 31, 2002
                          -----------------------    ----------------------
                                          NET OF                    NET OF
         TYPE                GROSS       LOADING       GROSS       LOADING
---------------------     ----------    ---------    ---------    ---------
Ordinary new business     $  132,583       67,859      155,295       88,261
Ordinary renewal             736,879      531,326      899,246      645,349
Credit life                       37           27          690          467
Group life                 1,295,082      972,382    1,604,055    1,317,651
                          ----------    ---------    ---------    ---------
                 Totals   $2,164,581    1,571,594    2,659,286    2,051,728
                          ==========    =========    =========    =========

(6)    RELATED PARTY TRANSACTIONS

         The Company pays a majority of expenses on a direct basis to third-party vendors. Related parties provide the Company with certain administrative and marketing services on a direct cost reimbursement basis. Expenses incurred by the Company in 2003 and 2002 related to those services were $10,543,155 and $10,848,537, respectively. In addition, commission and policy administration expenses paid by the Company in 2003 and 2002 related to policies serviced by related parties were $2,464,465 and $3,587,861, respectively. The Company also had payables to related parties of $2,961 and a receivable due from related parties of $304,136 at December 31, 2003 and 2002, respectively.

         Certain related parties to the Company are third-party administrators through which the Company writes premiums. For the years ended December 31, 2003 and 2002, related parties, acting as third-party administrators, have written premiums of $18,264,924 and $18,405,093, respectively, for the Company.

         The Company has ceded $2,416,314 and $2,532,647 of life insurance in force at December 31, 2003 and 2002, respectively, to an insurance company owned by the president of the Company. American Service Life Insurance Company (ASLIC) received $549,608 and $66,031 of ceded premium from the Company for the years ended December 31, 2003 and 2002, respectively.

         During the year 2002, the Company loaned funds under promissory notes to an affiliate, Forrest T. Jones & Company, Inc., at various times and for varying amounts, never in excess of $3 million. All notes were repaid with interest at the then-current prime rate. On December 31, 2002, the Company issued an Adjustable Rate Mortgage loan to Forrest T. Jones & Company, Inc. in the amount of $3,600,000 at a current rate of 6.48%. The note is secured by a first lien as evidenced by a Deed of Trust on the building and property located at 3130 Broadway, Kansas City, MO.

         Other invested assets at December 31, 2003 and 2002 of $4,456,217 and $3,352,160, respectively, consist primarily of an investment in a limited partnership, the general partner of which is the president of the Company. The limited partnership is engaged in the speculative trading of commodity futures, option contracts, and other commodity interests, including forward contracts in foreign currencies.

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

(7)      REINSURANCE CEDED AND ASSUMED WITH OTHER INSURANCE COMPANIES

         In the ordinary course of business, the Company assumes business from and cedes business to a number of unrelated insurers under a variety of contracts. The existence of ceded reinsurance constitutes a means by which the Company has underwritten a portion of its business. This underwriting activity subjects the Company to certain risks. To the extent that reinsurers who are underwriting the Company's business become unable to meet their contractual obligations, the Company retains the primary obligation to its direct policyholders because the existence of this reinsurance does not discharge the Company from its obligation to its policyholders.

         The Company generally strives to diversify its credit risks related to reinsurance ceded. The Company has policies and procedures to approve reinsurers prior to entering into an agreement and also to monitor financial stability on a continuous basis. As of December 31, 2003 and 2002, the Company had no overdue reinsurance balances.

         The maximum amount of insurance the Company attempts to retain on any one life is $100,000.

         The Company follows a policy of reinsuring portions of ordinary life and accidental death coverages, as well as certain accident and health risks. The Company recorded a reinsurance recoverable of $5,135,090 and $5,667,307 as of December 31, 2003 and 2002, respectively, which are included in due from other companies on the statements of admitted assets, liabilities, and capital and surplus. The Company was also primarily liable to reinsurers for the amounts of $1,947,075 and $4,893,581 as of December 31, 2003 and 2002, respectively. Such liabilities are recorded in due to other companies on the statements of admitted assets, liabilities, and capital and surplus.

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

         A summary of reinsurance for each of the years in the two-year period ended December 31, 2003 follows:

                                                              ASSUMED        CEDED
                                              DIRECT         FROM OTHER     TO OTHER           NET
             DESCRIPTION                      AMOUNT         COMPANIES      COMPANIES         AMOUNT
---------------------------------------    ------------      ----------   -------------     ----------
2003:
     Life insurance in force (000's)       $  3,096,005        840,834      (1,618,337)      2,318,502
     Premiums:
        Life, annuity, and
           supplemental contracts            34,804,716      6,533,739     (12,333,366)     29,005,089
        Accident and health                 242,839,020         10,495    (159,424,571)     83,424,944
     Policy benefits:
        Life, annuity, and
           supplemental contracts            29,158,594      2,136,414      (3,502,572)     27,792,436
        Accident and health                 159,383,262       (365,804)   (105,073,586)     53,943,872
2002:
     Life insurance in force (000's)          3,315,195        797,248      (2,259,145)      1,853,298
     Premiums:
        Life, annuity, and
           supplemental contracts            38,710,725      2,315,476      (8,500,123)     32,526,078
        Accident and health                 215,428,669          2,551    (135,720,067)     79,711,153
     Policy benefits:
        Life, annuity, and
           supplemental contracts            30,542,552      1,759,378      (3,092,924)     29,209,006
        Accident and health                 147,419,936       (397,398)   (108,727,592)     38,294,946

         Future policy and claim reserves are stated after reduction of applicable reinsurance reserves, which aggregated approximately $18,589,356 in 2003 and $19,381,426 in 2002 on life business, and
         $40,221,447 in 2003 and $36,411,488 in 2002 on accident and health business. The Company is contingently liable for the portion of the policies reinsured in the event the reinsurance companies are unable to pay their portion of any resulting claim.

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

       The following table provides a summary of the significant reinsurance balances recoverable on paid and unpaid losses by reinsurer, along with the Standard and Poor's credit rating:

                                                                           RECOVERABLE         RECOVERABLE
                                                              CREDIT         ON PAID            ON UNPAID
              REINSURER                                       RATING          LOSSES              LOSSES
------------------------------------------                    ------       -----------         -----------
Everest Reinsurance Company                                     AA         $        --          4,308,232
American Trust Insurance Company Ltd.                           NR                  --          3,742,074
Centre Insurance Company                                       BBB-                 --          2,336,593
Employers Life Insurance Corporation                            B                   --          2,305,840
Swiss Re Life & Health America                                  AA                  --          1,900,848
Transatlantic Reinsurance Company                               AA                  --          1,811,397
General & Cologne Life Re of America                           AAA                  --          1,314,980
Standard Security Life Insurance Co. of NY                     BBB                  --          1,276,207
Arch Insurance Company                                          NR                  --          1,134,407
Commercial Travelers Mutual Insurance Co.                       NR                  --          1,105,213
Hannover Life Reassurance Co. of America                        NR                  --            898,328

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

(8)      DIRECT WRITTEN PREMIUMS

         Individual managing general agents (MGA) and third-party administrators
         (TPA) in which direct premiums written exceed 5% of total surplus at December 31 are as follows:

                                                         2003
---------------------------------------------------------------------------------------------------------------------------
           NAME AND ADDRESS OF                                                                              TOTAL DIRECT
             MANAGING GENERAL                                            TYPES OF        TYPES OF             PREMIUMS
             AGENT OR THIRD-                  FEIN      EXCLUSIVE        BUSINESS        AUTHORITY            WRITTEN/
           PARTY ADMINISTRATOR               NUMBER     CONTRACT         WRITTEN          GRANTED           PRODUCED BY
----------------------------------------   ----------   ---------   ------------------   ---------       ------------------
Aasist Insurance Services, Inc.            88-0426796      NO       Group A&H            UPCCAB          $        5,469,301
1575 Delucchi Lane                                                  (Excess loss)
Reno, NV  89502
---------------------------------------------------------------------------------------------------------------------------
Allied National, Inc.                      43-1625757      NO       Group A&H            UPCCAB                   2,963,752
911 Broadway
Kansas City, MO 64105
---------------------------------------------------------------------------------------------------------------------------
American Trust Administrators, Inc.        48-1066164      NO       Group Life           UPB                        442,319
7101 College Blvd #1200                                             Group A&H            UPCCAB                  16,511,963
Overland Park, KS 66210                                             (Excess loss)
                                                                    Individual A&H       PCCAB                    1,134,771
---------------------------------------------------------------------------------------------------------------------------
Arbor Benefit Group L.P.                   06-1587616      NO       Group A&H            UPCCAB                   2,726,718
281 Farmington Avenue                                               (Excess loss)
Farmington, CT  06032
---------------------------------------------------------------------------------------------------------------------------
Avesis, Third Party Administrators, Inc.   86-0349350      NO       Group A&H            UPCCAB                  11,772,092
10324 South Dolfield Road
Owings Mills, MD 21117
---------------------------------------------------------------------------------------------------------------------------
Bardon Insurance Group, Inc.               86-0898452      NO       Group A&H            UPCCAB                   8,379,530
8326 E. Hartford Drive, Suite 100                                   (Excess loss)
Scottsdale, AZ  85255-5466
---------------------------------------------------------------------------------------------------------------------------
East Coast Underwriters                    26-0067491      NO       Group Life           UPB                         32,752
961 E. Main Street                                                  Group A&H            UPCCAB                  12,719,966
Spartanburg, SC 29302                                               (Excess loss)
---------------------------------------------------------------------------------------------------------------------------
Excess Benefits, Inc.                      58-1897502      NO       Group A&H            UPCCCAB                  4,322,986
1566 Thompson Bridge Road                                           (Excess loss)
Gainsville, GA  30501
---------------------------------------------------------------------------------------------------------------------------
Special Insurance Services, Inc.           75-2195089      NO       Group Life           UPB                          1,431
6509 Windcrest Drive Suite 200                                      Group A&H            UPCCAB                  10,745,963
Plano, TX 75024
---------------------------------------------------------------------------------------------------------------------------
Voorhees Risk Management Inc.              22-3669968      NO       Group A&H            UPCCAB                  12,859,484
d/b/a Marlton Risk Group                                            (Excess loss)
Main Street Promenade, Suite 1100
Voorhees, NJ 08043
---------------------------------------------------------------------------------------------------------------------------
American Insurance Administrators, Inc.    31-1258935      NO       Group A&H            UPB                      7,445,381
3070 Riverside Drive                                                Individual A&H       UPB                        240,839
Columbus, OH 43221
---------------------------------------------------------------------------------------------------------------------------
Corporate Benefits Service, Inc.           56-1167792      NO       Group A&H            PCCA                     2,079,000
145 Scaleybark Road
Charlotte, NC  28209
---------------------------------------------------------------------------------------------------------------------------
Insurers Administrative Corp.              86-0344191      NO       GroupLife            UPCCAB                     802,307
2101 West Peoria Ave.                                               Group A&H            UPCCAB                  30,241,721
Suite 100
Phoenix, AZ 85029-4928
---------------------------------------------------------------------------------------------------------------------------
Interstate Specialty Marketing, Inc.       33-0177357      NO       Group Life           P                        5,435,295
17722 Irvine Blvd.                                                  Group A&H            UPB                          8,968
Tustin, CA 92780                                                    Individual Life      P                        1,940,309
                                                                    Group Annuity        P                        2,804,569
                                                                    Individual Annuity   P                          894,102
---------------------------------------------------------------------------------------------------------------------------
Forrest T. Jones & Company, Inc.           43-1451185      NO       Group Life           UPB                      1,397,163
3130 Broadway                                                       Group A&H            UPB                        744,349
Kansas City, MO 64111                                               Individual Life      UPB                        257,266
                                                                    Individual A&H       UPB                         16,579
                                                                    Individual Annuity   P                          684,517
---------------------------------------------------------------------------------------------------------------------------
Forrest T. Jones Consulting Company        43-1292250      NO       Group Life           UPB                        808,409
3130 Broadway                                                       Group Annuity        P                        5,853,925
Kansas City, MO 64111                                               Group A&H            UPB                      7,624,301
                                                                    Individual Life      UPB                         28,143
                                                                    Individual Annuity   P                          850,272
---------------------------------------------------------------------------------------------------------------------------
Grouplink, Inc.                            35-1640589      NO       Group A&H            PCCAB                    3,733,528
6612 E. 75th Street Suite 200
Indianapolis, IN  46250
---------------------------------------------------------------------------------------------------------------------------
Northwind, LLC                             23-3081650      NO       Group A&H            UPB                      5,071,198
1595 Paoli Pike, Suite 103
Westchester, PA  19380
---------------------------------------------------------------------------------------------------------------------------
Pacific Educators, Inc.                    95-2706278      NO       Group Life           P                          153,628
2808 E. Katella Avenue                                              Group A&H            UPB                        988,965
Suite 101                                                           Individual Life      P                          419,434
Orange, CA 92867-5299                                               Individual A&H       UPB                        678,710
---------------------------------------------------------------------------------------------------------------------------
               Total                                                                                            171,285,906
Premiums from individual TPAs and MGAs which are less than 5% of total surplus                                   10,560,202
                                                                                                         ------------------
               Total                                                                                     $      181,846,108
                                                                                                         ==================

C--Claims Payment; CA--Claims Adjustment; R--Reinsurance Ceding; B--Binding Authority; P--Premium Collection; U--Underwriting

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

                                                                2002
-----------------------------------------------------------------------------------------------------------------------------
         NAME AND ADDRESS OF                                                                                   TOTAL DIRECT
           MANAGING GENERAL                                                TYPES OF         TYPES OF             PREMIUMS
           AGENT OR THIRD-                   FEIN      EXCLUSIVE           BUSINESS        AUTHORITY             WRITTEN/
         PARTY ADMINISTRATOR                NUMBER      CONTRACT           WRITTEN          GRANTED             PRODUCED BY
---------------------------------------   ----------   ---------      ------------------   ---------          ---------------
A.G.I.A., Inc.                            95-2409500       NO         Group Life            UPB               $       644,166
1155 Eugenia Place                                                    Group A&H             UPCCAB                  2,831,653
Carpinteria, CA 93013-2062
-----------------------------------------------------------------------------------------------------------------------------
Alliance Benefit Management               31-1413132       NO         Group Life            P                          49,047
225 Green Meadows Dr. South                                           Group A&H             PCCA                   10,955,839
Westerville, OH 43081                                                 (Excess loss)
-----------------------------------------------------------------------------------------------------------------------------
Allied National, Inc.                     43-1625757       NO         Group A&H             UPCCAB                  4,032,332
911 Broadway
Kansas City, MO 64105
-----------------------------------------------------------------------------------------------------------------------------
American Trust Administrators, Inc.       48-1066164       NO         Group Life            UPB                       613,634
7101 College Blvd #1200                                               Group A&H             UPCCAB                 19,453,173
Overland Park, KS 66210                                               (Excess loss)
                                                                      Individual A&H        PCCAB                   1,091,458
-----------------------------------------------------------------------------------------------------------------------------
Avesis, Inc.                              86-0349350       NO         Group A&H             UPCCAB                  6,666,584
10324 South Dolfield Road
Owings Mills, MD 21117
-----------------------------------------------------------------------------------------------------------------------------
East Coast Underwriters                   57-1114583       NO         Group Life            UPB                        13,023
333 S. Pine Street                                                    Group A&H             UPCCAB                  5,245,032
Spartanburg, SC 29302                                                 (Excess loss)
-----------------------------------------------------------------------------------------------------------------------------
Special Insurance Services, Inc.          75-2195089       NO         Group A&H             UPCCAB                  7,550,995
6509 Windcrest Drive Suite 200
Plano, TX 75024
-----------------------------------------------------------------------------------------------------------------------------
American Insurance Administrators, Inc.   31-1258935       NO         Group Life            UPB
3070 Riverside Drive                                                  Group A&H             UPB                     6,776,535
Columbus, OH 43221                                                    Individual A&H        UPB                       224,800
-----------------------------------------------------------------------------------------------------------------------------
Insurers Administrative Corp.             86-0344191       NO         Group Life            UPCCAB                  1,054,548
2101 West Peoria Ave.                                                 Group A&H             UPCCAB                 45,262,394
Suite 100
Phoenix, AZ 85029-4928
-----------------------------------------------------------------------------------------------------------------------------
Interstate Specialty Marketing, Inc.      33-0177357       NO         Group Life            P                       7,041,237
17712 Irvine Blvd.                                                    Group A&H             UPB                           718
Tustin, CA 92780                                                      Individual Life       P                       2,330,361
                                                                      Group Annuity         P                       2,308,865
                                                                      Individual Annuity    P                       1,247,768
-----------------------------------------------------------------------------------------------------------------------------
Forrest T. Jones & Company, Inc.          43-1451185       NO         Group Life            UFB                     1,468,536
3130 Broadway                                                         Group A&H             UPB                       867,547
Kansas City, MO 64111                                                 Individual Life       UPB                       288,658
                                                                      Individual A&H        UPB                        25,904
                                                                      Individual Annuity    P                         758,729
-----------------------------------------------------------------------------------------------------------------------------
Forrest T. Jones Consulting Company       43-1292250       NO         Group Life            UPB                       774,834
3130 Broadway                                                         Group Annuity         P                       6,009,584
Kansas City, MO 64111                                                 Group A&H             UPB                     7,927,271
                                                                      Individual Life       UPB                        30,273
                                                                      Individual Annuity    P                         253,757
-----------------------------------------------------------------------------------------------------------------------------
Northwind, LLC                            23-3081650       NO         Group A&H             UPB                     6,464,449
961 Pottstown Pike
Chester Springs, PA 19424
-----------------------------------------------------------------------------------------------------------------------------
Pacific Educators, Inc.                   95-2706278       NO         Group Life            P                         155,208
2808 E. Katella Avenue                                                Group A&H             UPB                       888,989
Suite 101                                                             Individual Life       P                         426,385
Orange, CA 92867-5299                                                 Individual A&H        UPB                       654,362
-----------------------------------------------------------------------------------------------------------------------------
Voorhees Risk Management Inc.             22-3669968       NO         Group A&H             UPCCAB                 14,421,557
d/b/a Marlton Risk Group                                              (Excess loss)
Main Street Promenade, Suite 1100
Voorhees, NJ 08043
-----------------------------------------------------------------------------------------------------------------------------
                 Total                                                                                            166,810,205

Premiums from individual TPAs and MGAs which are less than 5% of total surplus                                     10,850,450
                                                                                                              ---------------
                 Total                                                                                        $   177,660,655
                                                                                                              ===============

C--Claims Payment; CA--Claims Adjustment; R--Reinsurance Ceding; B--Binding Authority; P--Premium Collection; U--Underwriting

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

(9) ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

         Withdrawal characteristics of annuity reserves and deposit-type contracts and other liabilities without life or disability contingencies at December 31 are as follows:

                                                                                         DECEMBER 31, 2003
                                                                            -----------------------------------------
                                                                                   AMOUNT              % OF TOTAL
                                                                            -------------------      ----------------
Subject to discretionary withdrawal:
     (1)   With market value adjustment                                        $           --                   --
     (2)   At book value, less current surrender charge
              of 5% or more                                                        66,091,391                23.72%
     (3)   At fair value                                                            3,956,739                 1.42%
                                                                               --------------             --------
     (4)   Total with adjustment or at market value                                70,048,130                25.14%
     (5)   At book value without adjustment
              (minimal or no charge)                                              183,811,790                65.96%
Not subject to discretionary withdrawal                                            24,822,123                 8.91%
                                                                               --------------             --------
                 Total (gross)                                                    278,682,043               100.00%
                                                                                                          ========
Reinsurance ceded                                                                   4,000,000
                                                                               --------------
                 Total (net)                                                   $  274,682,043
                                                                               ==============

                                                                                       DECEMBER 31, 2002
                                                                            -----------------------------------------
                                                                                  AMOUNT              % OF TOTAL
                                                                            -------------------   -------------------
Subject to discretionary withdrawal:
     (1)   With market value adjustment                                          $         --               --
     (2)   At book value, less current surrender charge
              of 5% or more                                                        64,472,678            24.29%
     (3)   At fair value                                                            3,127,100             1.18%
                                                                                 ------------           ------
     (4)   Total with adjustment or at market value                                67,599,778            25.47%
     (5)   At book value without adjustment
              (minimal or no charge)                                              174,467,754            65.74%
Not subject to discretionary withdrawal                                            23,320,656             8.79%
                                                                                 ------------           ------
                 Total (gross)                                                    265,388,188           100.00%
                                                                                                        ======
Reinsurance ceded                                                                   5,000,000
                                                                                 ------------
                 Total (net)                                                     $260,388,188
                                                                                 ============

                                       26                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

(10)     AGGREGATE RESERVES AND CLAIMS RESERVES FOR ACCIDENT AND HEALTH POLICIES

         The claims portion of aggregate reserves and claims reserves for accident and health policies are based on estimates, which are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable reevaluations of such reserves. While management believes that reserves as of December 31, 2003 are adequate, uncertainties in the reserving process could cause such reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustment to reserves is reflected in the operating results of the periods in which they are made. Movements in reserves that are small relative to the amount of such reserves could significantly impact future reported earnings of the Company.

                                                                                    2003                  2002
                                                                             -------------------   ------------------
Balance at January 1, net of reinsurance recoverables of
     $29,653,720 and $39,092,795 in 2003 and 2002, respectively                 $   17,996,837          27,313,159
                                                                                --------------        ------------
Incurred related to:
     Current year                                                                   54,304,669          33,852,278
     Prior years                                                                    (1,231,295)         (1,217,191)
                                                                                --------------        ------------
                 Total incurred                                                     53,073,374          32,635,087
                                                                                --------------        ------------
Paid related to:
     Current year                                                                   47,058,650          26,414,655
     Prior years                                                                     5,704,509          15,536,754
                                                                                --------------        ------------
                 Total paid                                                         52,763,159          41,951,409
                                                                                --------------        ------------
Balance at December 31, net of reinsurance recoverables of
     $33,638,634 and $29,653,720 in 2003 and 2002, respectively                 $   18,307,052          17,996,837
                                                                                ==============        ============

         As a result of changes in estimates of claims incurred in prior years, the accident and health claim reserves incurred decreased by $1,231,295 during 2003. The change in amounts is the result of normal reserve developments inherent in the uncertainty of establishing the liability for accident and health claim reserves. Paid claims in 2002 are higher than in 2001 due to higher incidence of losses.

                                       27                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

(11)     SEPARATE ACCOUNTS

         The separate accounts held by the Company relate to individual variable annuities of nonguaranteed value. The net investment experience of the separate accounts is credited directly to the policyholder and can be a positive or negative. These variable annuities provide an incidental death benefit of the greater of the account value or the premium less surrenders. The assets and the liability of these accounts are carried at market. This business is represented in the table below.

                                                                                                     NONGUARANTEED
                                                                                                        ACCOUNTS
                                                                                                  ------------------
Premiums, considerations, or deposits for the year ended December 31, 2003                            $   388,099
Reserves at December 31, 2003 for accounts with assets at:
     Market value (MV)                                                                                  3,956,739
     Amortized cost                                                                                            --
                                                                                                      -----------
                                                                                                      $ 4,344,838
                                                                                                      ===========
By withdrawal characteristics:
     Subject to discretionary withdrawal                                                              $        --
     With MV adjustment                                                                                        --
     At book value without MV adjustment and with current surrender charge
        of 5% or more                                                                                          --
     At market value                                                                                    4,344,838
     At book value without MV                                                                                  --
                                                                                                      -----------
                 Subtotal                                                                               4,344,838

Not subject to discretionary withdrawal                                                                        --
                                                                                                      -----------
                 Total                                                                                $ 4,344,838
                                                                                                      ===========

         Transfers as reported in the summary of operations of the separate accounts statement:

                                                                                     2003                  2002
                                                                              ----------------         ------------
Transfers to separate accounts for premiums                                    $     388,099             539,365
Transfers from separate accounts, other                                             (413,898)           (396,926)
                                                                               -------------            --------
                 Net transfers to (from) separate accounts                     $     (25,799)            142,439
                                                                               =============            ========
Transfers as reported in the statutory statements of operations
     of the Company                                                            $     (25,799)            142,439

                                       28                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

(12)     COMMITMENTS AND CONTINGENCIES

         As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in the insurance guarantee funds. The Company is unable to estimate the possible amounts, if any, of such assessments at this time. Accordingly, the Company is unable to determine the impact, if any, such assessments may have on the Company's financial position or results of operations.

         The Company is named defendant in various lawsuits by policyholders alleging breach of the Company's covenant of good faith and fair dealings. The lawsuits, although various in nature, are primarily the result of the Company denying benefits, as it is the Company's interpretation that the plaintiffs misrepresented the facts in applying for a policy or the claims in question were not covered by the policy acquired. Lawsuits of this type are commonplace in the industry. The Company is also involved in several disputes with its reinsurance companies and third-party administrators. These disputes typically involve discrepancies between how much is owed between the parties. The Company intends to vigorously defend against these lawsuits and disputes and is of the opinion that even if the Company is held liable, any monetary damages assessed would probably not exceed the current reserves for these claims and, if so, the amount would not have a material impact on the Company's statutory financial statements.

(13)     REGULATORY MATTERS

         DIVIDEND RESTRICTIONS--Regulatory restrictions on statutory surplus limit the amount of dividends available for distribution without prior approval of regulatory authorities. Without prior approval of its domiciliary commissioner, dividends to common shareholders are limited by the laws of the Company's state of incorporation, Missouri, to $4,330,182, an amount that is based on restrictions relating to statutory surplus.

         RISK-BASED CAPITAL--The NAIC has developed risk-based capital (RBC) standards that relate a life insurer's reported statutory capital and surplus to the risks inherent in its overall operations. The RBC formula uses the statutory annual statement to calculate the minimum indicated capital level to protect the Company from various risks that it faces, such as asset risk, underwriting risk, and credit risk. The NAIC model law calls for various levels of regulatory action based on the magnitude of an indicated RBC capital deficiency, if any. The Company continues to monitor its internal capital requirements and the NAIC's RBC requirements. At December 31, 2003, the Company's total adjusted capital was in excess of the minimum capital requirements for all RBC action levels. Management believes that the Company's capital levels are sufficient to support the level of risk inherent in its operations.

                                       29                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

(14)     RECONCILIATION TO ANNUAL STATEMENT

         The following schedule reconciles the Company's annual statement to the audited statutory financial statements for the year ended December 31, 2003:

                                                                                  PER THE
                                                                                ACCOMPANYING
                                                                                 STATUTORY              PER THE
                                                                                 FINANCIAL               ANNUAL
                                                                                 STATEMENTS            STATEMENT
                                                                             -------------------     --------------
Net realized capital gains (losses), less capital gains tax (1)                $   (1,083,105)        (1,569,902)
                                                                               ==============         ==========
Statutory net income                                                           $    3,001,481          2,514,683
                                                                               ==============         ==========
Change in asset valuation reserve                                              $      440,981            308,572
                                                                               ==============         ==========

         (1) The asset valuation reserve was adjusted to properly reclassify this loss from unrealized to realized loss and recognize the deferred tax asset, which was taken in the financial statements in the prior year and the annual statement in the current year.

         The following schedule reconciles the Company's annual statement to the audited statutory financial statements for the year ended December 31, 2002:

                                                                                  PER THE
                                                                                ACCOMPANYING
                                                                                 STATUTORY              PER THE
                                                                                 FINANCIAL               ANNUAL
                                                                                 STATEMENTS            STATEMENT
                                                                            -------------------   -------------------
Net realized capital gains (losses), less capital gains tax (1)                 $  (373,700)           (2,866,892)
                                                                                ===========           ===========
Statutory net income                                                            $ 2,583,460                90,264
                                                                                ===========           ===========
Asset valuation reserve                                                         $ 2,129,314             1,996,905
                                                                                ===========           ===========
Capital and surplus                                                             $45,367,076            45,499,486
                                                                                ===========           ===========

         (1) Other-than-temporary decline in the fair value of investments is recorded in the statements of operations rather than through the statements of changes in capital and surplus. The asset valuation reserve and the related net deferred tax assets were adjusted to properly reclassify this loss from unrealized to realized loss and recognize the deferred tax asset.

                                       30                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

(15)     FAIR VALUE OF FINANCIAL INSTRUMENTS

         The fair values of investment securities, including short-term investments and cash, are estimated based on prices received from the Securities Valuation Office of the NAIC or third-party securities dealers. Cash and short-term investment fair values approximate their carrying values. The following chart provides the amortized cost and estimated fair value of investment securities at December 31, 2003 and 2002:

                                                          2003                                   2002
                                         -------------------------------------  -------------------------------------
                                            STATEMENT           ESTIMATED          STATEMENT           ESTIMATED
             DESCRIPTION                      VALUE             FAIR VALUE           VALUE             FAIR VALUE
---------------------------------------  -----------------   -----------------  -----------------   -----------------
Bonds:
     U.S. Treasury securities
        and obligations of
        U.S. Government
        corporations and agencies        $     51,636,069         52,345,845        51,636,069          52,345,875
     Corporate securities                     166,766,202        169,979,569       166,766,202         169,979,569
     Mortgage-backed securities               114,382,976        114,382,976       114,382,976         114,382,976
                                         ----------------      -------------       -----------         -----------
                    Total                $    332,785,247        336,708,390       332,785,247         336,708,420
                                         ================      =============       ===========         ===========
Preferred stock:
     Industrial and miscellaneous        $        250,000             14,000            14,000              14,000

Common stock:
     Banks, trusts, and insurance
        companies                        $        134,676            129,628           129,628             129,628
     Industrial and miscellaneous               1,664,247          1,018,610         1,018,610           1,018,610
                                         ----------------      -------------       -----------         -----------
                    Total                $      1,798,923          1,148,238         1,148,238           1,148,238
                                         ================      =============       ===========         ===========
Other invested assets                    $      4,456,217          4,456,217         3,352,160           3,352,160
Mortgage loans                                  7,940,445          7,940,445         3,600,000           3,600,000

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                        Statutory Selected Financial Data

                                December 31, 2003

Investment income earned:
      Government bonds                                                                                      $     4,609,683
      Other bonds (unaffiliated)                                                                                 14,713,805
      Bonds of affiliates                                                                                                --
      Preferred stocks (unaffiliated)                                                                                    --
      Preferred stocks of affiliates                                                                                     --
      Common stocks (unaffiliated)                                                                                   22,049
      Common stocks of affiliates                                                                                        --
      Mortgage loans                                                                                                363,150
      Real estate                                                                                                        --
      Premium notes, policy loans, and liens                                                                        172,114
      Collateral loans                                                                                                   --
      Cash on hand and on deposit                                                                                        --
      Short-term investments                                                                                        273,060
      Other invested assets                                                                                              --
      Derivative instruments                                                                                             --
      Aggregate write-in for investment income                                                                      323,234
                                                                                                            ---------------
                              Gross investment income                                                       $    20,477,095
Real estate owned--book value less encumbrances                                                             $            --

Mortgage loans--book value:
      Farm mortgages                                                                                        $            --
      Residential mortgages                                                                                              --
      Commercial mortgages                                                                                        7,940,445
                                                                                                            ---------------
                              Total mortgage loans                                                          $     7,940,445
                                                                                                            ===============
Mortgage loans by standing--book value:
      Good standing                                                                                         $     7,940,445
      Good standing with restructured terms                                                                              --
      Interest overdue more than three months, not in foreclosure                                                        --
      Foreclosure in process                                                                                             --
Other long-term assets--statement value                                                                     $     4,456,217
Collateral loans                                                                                                         --

Bonds and stocks of parent, subsidiaries, and affiliates--book value:
      Bonds                                                                                                 $            --
      Preferred stocks                                                                                                   --
      Common stocks                                                                                                      --

Bonds and short-term investments--by maturity and class:
      By maturity--statement value:
               Due within one year or less                                                                  $    23,212,143
               Over one year through five years                                                                  47,667,130
               Over five years through ten years                                                                 50,476,669
               Over ten years through twenty years                                                               42,987,718
               Over twenty years                                                                                204,911,660
                                                                                                            ---------------
                              Total bonds and short-term investments--by maturity                           $   369,255,320
                                                                                                            ===============

                                       32                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                        Statutory Selected Financial Data

                                December 31, 2003

  By class--statement value:
            Class 1                                                                                         $   302,616,709
            Class 2                                                                                              49,861,858
            Class 3                                                                                              10,054,812
            Class 4                                                                                               5,566,674
            Class 5                                                                                                 765,629
            Class 6                                                                                                 389,638
                                                                                                            ---------------
                              Total bonds and short-term investments--by class                              $   369,255,320
                                                                                                            ===============
Total bonds publicly traded                                                                                 $   358,700,916
Total bonds privately placed                                                                                             --
Preferred stocks--statement value                                                                                    31,500
Common stocks--market value, including investment in subsidiary                                                   1,050,249
Short-term investments--book value                                                                               10,554,403
Financial options owned--statement value                                                                                 --
Financial options written and in force--statement value                                                                  --
Financial futures contracts open--current price                                                                          --
Cash on deposit                                                                                                   1,094,593

Life insurance in force:
  Industrial                                                                                                             --
  Ordinary                                                                                                  $       187,874
  Credit life                                                                                                        27,214
  Group life                                                                                                      2,103,414

Amount of accidental death insurance in force under ordinary policies                                       $       135,482

Life insurance policies with disability provisions in force:
  Industrial                                                                                                $            --
  Ordinary                                                                                                          108,884
  Credit life                                                                                                            --
  Group life                                                                                                      2,044,177

Supplementary contracts in force:
  Ordinary--not involving life contingencies:
            Amount on deposit                                                                               $         2,592
            Income payable                                                                                            1,764
  Ordinary--involving life contingencies:
            Income payable                                                                                          100,118
  Group--not involving life contingencies:
            Amount on deposit                                                                                    11,681,067
            Income payable                                                                                        1,716,019
  Group--involving life contingencies:
            Income payable                                                                                        1,986,460

Annuities:
  Ordinary:
            Immediate--amount of income payable                                                             $            --
            Deferred--fully paid account balance                                                                 17,456,645
            Deferred--not fully paid account balance                                                             25,958,077

                                       33                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                        Statutory Selected Financial Data

                                December 31, 2003

    Group:
                Immediate--amount of income payable                                                         $            --
                Deferred--fully paid account balance                                                                     --
                Deferred--not fully paid account balance                                                        214,795,748
Accident and health insurance--premiums in force:
    Ordinary                                                                                                $     2,303,329
    Group                                                                                                       237,112,945
    Credit                                                                                                               --
Deposit funds and dividend accumulations:
    Deposit funds--account balance                                                                          $            --
    Dividend accumulations--account balance                                                                              --

Claim payments:
    Group accident and health--year ended December 31, 2003:
                2003                                                                                        $    46,527,227
                2002                                                                                             26,192,073
                2001 and prior                                                                                   15,262,512

    Other accident and health:
                2003                                                                                        $       531,423
                2002                                                                                                222,582
                2001 and prior                                                                                      374,242

    Other coverages that use developmental methods to calculate claims reserves:
                2003                                                                                        $            --
                2002                                                                                                     --
                2001 and prior                                                                                           --

See accompanying independent auditors' report.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                      Statutory Summary Investment Schedule

                                December 31, 2003

                                                                                                        ADMITTED ASSETS AS REPORTED
                                                                            GROSS INVESTMENT HOLDINGS     IN THE ANNUAL STATEMENT
                                                                            -------------------------  -----------------------------
                          INVESTMENT CATEGORIES                                AMOUNT     PERCENTAGE         AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------  -----------------------------
Bonds:
    U.S. Treasury securities                                                $  9,371,431      2.3%       $  9,371,431     2.3%
    U.S. Government agency and corporate obligations
         (excluding mortgage-backed securities):
              Issued by U.S. Government agencies                                      --       --                  --      --
              Issued by U.S. Government-sponsored agencies                            --       --                  --      --
    Foreign government (including Canada, excluding
         mortgage-backed securities)                                                  --       --                  --      --
    Securities issued by states, territories, and
         possessions, and political subdivisions in the U.S.:
              States, territories, and possessions general
                   obligations                                                 1,910,923      0.5           1,910,923     0.5
              Political subdivisions of states, territories, and
                   possessions, and political subdivision
                   general obligations                                         7,733,030      1.9           7,733,030     1.9
              Revenue and assessment obligations                              33,979,630      8.5          33,979,630     8.5
              Industrial development and similar obligations                          --       --                  --      --
    Mortgage-backed securities (including residential and commercial MBS):
              Pass-through securities:

                   Guaranteed by GNMA                                        189,885,596     47.5         189,885,596    47.6
                   Issued by FNMA and FHLMC                                           --       --                  --      --
                   Privately issued                                                   --       --                  --      --
              CMOs and REMICs:

                   Issued by FNMA and FHLMC                                   11,297,401      2.8          11,297,401     2.8
                   Privately issued and collateralized by MBS,
                          issued or guaranteed by GNMA, FNMA,
                          or FHLMC                                             1,110,294      0.3           1,110,294     0.3
                   All other privately issued                                         --       --                  --      --
Other debt and other fixed income securities (excluding short-term):
         Unaffiliated domestic securities (includes credit
                   tenant loans rated by the SVO)                            103,412,612     25.9         103,412,611    25.9
         Unaffiliated foreign securities                                              --       --                  --      --
         Affiliated securities                                                        --       --                  --      --
Equity interests:
    Investments in mutual funds                                                       --       --                  --      --
    Preferred stocks:
         Affiliated                                                                   --       --                  --      --
         Unaffiliated                                                            250,000      0.1              31,500     0.0
    Publicly traded equity securities (excluding preferred stocks):
              Affiliated                                                              --       --                  --      --
              Unaffiliated                                                     1,355,451      0.3           1,050,247     0.3
    Other equity securities:
         Affiliated                                                                   --       --                  --      --
         Unaffiliated                                                                 --       --                  --      --
    Other equity interests, including tangible personal
         property under lease:
              Affiliated                                                              --       --                  --      --
              Unaffiliated                                                            --       --                  --      --

                                       35                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                      Statutory Summary Investment Schedule

                                December 31, 2003

                                                                                                        ADMITTED ASSETS AS REPORTED
                                                                            GROSS INVESTMENT HOLDINGS     IN THE ANNUAL STATEMENT
                                                                            -------------------------  ----------------------------
                     INVESTMENT CATEGORIES                                      AMOUNT    PERCENTAGE      AMOUNT       PERCENTAGE
-----------------------------------------------------------------           ------------  -----------  ------------   ------------
Mortgage loans:
    Construction and land development                                       $         --       --      $         --          --
    Agricultural                                                                      --       --                --          --
    Single-family residential properties                                              --       --                --          --
    Multifamily residential properties                                                --       --                --          --
    Commercial loans                                                           7,940,445      2.0         7,940,445         2.0
Real estate investments:
    Property occupied by company                                                      --       --                --          --
    Property held for production of income (includes $0
         of property acquired in satisfaction of debt)                                --       --                --          --
    Property held for sale ($0, including property
         acquired in satisfaction of debt)                                            --       --                --          --
Policy loans                                                                   6,281,921      1.6         6,281,921         1.6
Receivables for securities                                                            --       --                --          --
Cash and short-term investments                                               20,649,021      5.2        20,649,021         5.2
Other invested assets                                                          4,456,217      1.1         4,456,217         1.1
                                                                            ------------  -------      ------------     -------
                        Total invested assets                               $399,633,972    100.0%     $399,110,267       100.0%
                                                                            ============  =======      ============     =======

See accompanying independent auditors' report.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

             Statutory Schedule of Investment Risks Interrogatories

                           December 31, 2003 and 2002

Answer the following interrogatories by stating the applicable U.S. dollar amounts and percentages of the reporting entity's total admitted assets held in that category of investments as shown on the Summary Investment Schedule. All reporting entities must answer interrogatories 1, 2, 3, 4, 11, and, if applicable, 20 through 24. Answer each of the interrogatories 5 through 19 (except 11) only if the reporting entity's aggregate holding in the gross investment category addressed in that interrogatory equals or exceeds 2.5% of the reporting entity's total admitted assets. For Life, Health and Fraternal blanks, responses are to exclude Separate Accounts.

1. State the reporting entity's total admitted assets as reported on Page 2 of the annual statement. $418,280,621

2. State by investment category the 10 largest exposures to a single issuer/borrower/investment, excluding U.S. Government, U.S. Government agency securities, and those U.S. Government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the company, and policy loans.

                                                                               PERCENT OF
                                                                             TOTAL ADMITTED
                        INVESTMENT CATEGORY                      AMOUNT          ASSETS
           -----------------------------------------          ------------   --------------
2.01       California Rural Home Mortgage Review              $  7,088,795       1.695%
2.02       Weyerhaeuser Co.                                      4,402,440       1.053%
2.03       Continental Corp                                      3,500,000       0.837%
2.04       Mountain Fuel Supply                                  3,500,000       0.837%
2.05       Hydro-Qubec                                           3,479,799       0.832%
2.06       Mississippi Stree                                     3,450,030       0.825%
2.07       Belton MO Tax Increment Rev                           3,400,000       0.813%
2.08       American General Financial Corp.                      3,397,909       0.812%
2.09       Archer Daniels Midland                                3,371,283       0.806%
2.10       Coca-Cola Enterprises                                 3,223,303       0.771%

                                       37                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

             Statutory Schedule of Investment Risks Interrogatories

                           December 31, 2003 and 2002

3. State the amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC rating.

                                                                               PERCENT OF
                                                                             TOTAL ADMITTED
                                   BONDS                     AMOUNT              ASSETS
               ---------------------------------------   -------------       --------------
3.01           NAIC-1                                    $ 302,616,710          72.348%
3.02           NAIC-2                                       49,861,859          11.921%
3.03           NAIC-3                                       10,054,812           2.404%
3.04           NAIC-4                                        5,566,674           1.331%
3.05           NAIC-5                                          765,629           0.183%
3.06           NAIC-6                                          389,638           0.093%

                              PREFERRED STOCK
               ---------------------------------------
3.07           P/RP-1                                    $          --           0.000%
3.08           P/RP-2                                               --           0.000%
3.09           P/RP-3                                               --           0.000%
3.10           P/RP-4                                               --           0.000%
3.11           P/RP-5                                               --           0.000%
3.12           P/RP-6                                           31,500           0.008%

4. State the amounts and percentages of the reporting entity's total admitted assets held in foreign investments (regardless of whether there is any foreign currency exposure) and unhedged foreign currency exposure (defined as the statement value of investments denominated in foreign currencies which are not hedged by financial instruments qualifying for hedge accounting as specified in SSAP No. 31 - Derivative Instruments), including:

         (4.01)   Foreign-currency-denominated investments of $0;

         (4.02) Supporting insurance liabilities denominated in that same foreign currency of $0; and, excluding

         (4.03) Canadian investments and currency exposure of $0. Assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets; therefore, detail not required for interrogatories 5 - 10.

         (4.04)                                                 Yes [ X ] No [ ]

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

                                            AMOUNT              PERCENTAGE
                                          ---------             ----------
5.01           NAIC-1                     $      --               0.000%
5.02           NAIC-2                            --               0.000%
5.03           NAIC-3                            --               0.000%

                                       38                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

             Statutory Schedule of Investment Risks Interrogatories

                           December 31, 2003 and 2002

6. Two largest foreign investment exposures to a single country, categorized by the country's NAIC sovereign rating:

                                                AMOUNT          PERCENTAGE
                                              -----------       ----------
Countries rated NAIC-1:
6.01  Country:                                $       --          0.000%
6.02  Country:                                        --          0.000%

Countries rated NAIC-2:
6.03  Country:                                        --          0.000%
6.04  Country:                                        --          0.000%

Countries rated NAIC-3
6.05  Country:                                        --          0.000%
6.06  Country:                                        --          0.000%

7.       Aggregate unhedged foreign currency exposure $0              0%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

                                                         AMOUNT        PERCENTAGE
                                                       ---------       ----------
8.01  Countries rated NAIC-1                           $      --         0.000%
8.02  Countries rated NAIC-2                                  --         0.000%
8.03  Countries rated NAIC-3 or below                         --         0.000%

9. Two largest unhedged foreign currency exposures to a single country, categorized by the country's NAIC sovereign rating:

                                                         AMOUNT       PERCENTAGE
                                                       ---------      ----------
Countries rated NAIC-1:
9.01    Country:                                       $     --        0.000%
9.02    Country:                                             --        0.000%

Countries rated NAIC-2:
9.03    Country:                                             --        0.000%
9.04    Country:                                             --        0.000%

Countries rated NAIC-3 or below:
9.05    Country:                                             --        0.000%
9.06    Country:                                             --        0.000%

                                       39                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

             Statutory Schedule of Investment Risks Interrogatories

                           December 31, 2003 and 2002

10. List the 10 largest nonsovereign (i.e., nongovernmental) foreign issues:

                                                         AMOUNT         PERCENTAGE
                                                       -----------      ----------
10.01          NAIC rating:                            $       --         0.000%
10.02          NAIC rating:                                    --         0.000%
10.03          NAIC rating:                                    --         0.000%
10.04          NAIC rating:                                    --         0.000%
10.05          NAIC rating:                                    --         0.000%
10.06          NAIC rating:                                    --         0.000%
10.07          NAIC rating:                                    --         0.000%
10.08          NAIC rating:                                    --         0.000%
10.09          NAIC rating:                                    --         0.000%
10.10          NAIC rating:                                    --         0.000%

11. State the amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure, including Canadian-currency-denominated investments of:

                                                                         AMOUNT       PERCENTAGE
                                                                        ---------     ----------
11.01                                                                   $      --       0.000%
Supporting Canadian-denominated insurance liabilities of 11.01                 --       0.000%

         Assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets; therefore, detail not required for
         interrogatory 12. (11.03)                                Yes [X] No [ ]

12.      Aggregate Canadian investment exposure:

                                                                          AMOUNT      PERCENTAGE
                                                                        ---------     ----------
12.01          Canadian investments                                      $     --       0.000%
12.02          Unhedged Canadian currency exposure                             --       0.000%

                                       40                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

             Statutory Schedule of Investment Risks Interrogatories

                           December 31, 2003 and 2002

13. State the aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions (defined as investments having restrictions that prevent investments from being sold within 90 days).

         Assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets; therefore,
         detail not required for interrogatory 13.                Yes [X] No [ ]

                                                                          AMOUNT      PERCENTAGE
                                                                        ---------     ----------
13.01          Aggregate statement value of investments
                 with contractual sales restrictions                    $     --        0.000%
               Largest three investments with contractual
                 sales restrictions:
13.02                                                                         --        0.000%
13.03                                                                         --        0.000%
13.04                                                                         --        0.000%

14. State the amounts and percentages of admitted assets held in the largest 10 equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities, and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1).

         Assets held in equity interests less than 2.5% of the reporting entity's total admitted assets; therefore, detail not required for
         interrogatory 14.                                        Yes [X] No [ ]

                         INVESTMENT CATEGORY             AMOUNT          PERCENTAGE
                         -------------------             ------          ----------
14.01                                                  $       --          0.000%
14.02                                                          --          0.000%
14.03                                                          --          0.000%
14.04                                                          --          0.000%
14.05                                                          --          0.000%
14.06                                                          --          0.000%
14.07                                                          --          0.000%
14.08                                                          --          0.000%
14.09                                                          --          0.000%
14.10                                                          --          0.000%

                                       41                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

             Statutory Schedule of Investment Risks Interrogatories

                           December 31, 2003 and 2002

15. State the amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities (included in other equity securities) and excluding securities eligible for sale under Securities Exchange Commission (SEC) Rule 144a or SEC Rule 144 without volume restrictions.

         Assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets; therefore, detail not
         required for interrogatory 15.                           Yes [X] No [ ]

                                                                          AMOUNT    PERCENTAGE
                                                                        ---------   ----------
15.01          Aggregate statement value of investments held in
                 nonaffiliated, privately placed equities               $     --       0.000%
               Largest three investments held in nonaffiliated
                 privately placed equities:
15.02                                                                         --       0.000%
15.03                                                                         --       0.000%
15.04                                                                         --       0.000%

16. State the amounts and percentages of the reporting entity's total admitted assets held in general partnership interests (included in other equity securities).

         Assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets; therefore, detail not
         required for interrogatory 16.                           Yes [X] No [ ]

                                                                          AMOUNT    PERCENTAGE
                                                                        ---------   ----------
16.01          Aggregate statement value of investments
                 held in nonaffiliated, privately placed equities       $      --     0.000%
               Largest three investments with contractual
                 sales restrictions:
16.02                                                                          --     0.000%
16.03                                                                          --     0.000%
16.04                                                                          --     0.000%

17. With respect to mortgage loans reported in schedule B, state the amounts and percentages of the reporting entity's total admitted assets held.

         Mortgage loans reported in schedule B less than 2.5% of the reporting entity's total admitted assets; therefore, detail not required for
         interrogatories 17 and 18.                               Yes [X] No [ ]

                                       42                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

             Statutory Schedule of Investment Risks Interrogatories

                           December 31, 2003 and 2002

         Each of the 10 largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

                TYPE (RESIDENTIAL, COMMERCIAL, AGRICULTURAL)                AMOUNT       PERCENTAGE
                --------------------------------------------              ----------     ----------
17.01                                                                     $       --       0.000%
17.02                                                                             --       0.000%
17.03                                                                             --       0.000%
17.04                                                                             --       0.000%
17.05                                                                             --       0.000%
17.06                                                                             --       0.000%
17.07                                                                             --       0.000%
17.08                                                                             --       0.000%
17.09                                                                             --       0.000%
17.10                                                                             --       0.000%

18. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

                                         RESIDENTIAL                    COMMERCIAL                    AGRICULTURAL
                                  ------------------------       -----------------------       -------------------------
              LOAN-TO-VALUE       AMOUNT        PERCENTAGE       AMOUNT       PERCENTAGE       AMOUNT         PERCENTAGE
              -------------       ------        ----------       ------       ----------       ------         ----------
18.01          Above 95%          $   --          0.000%         $  --          0.000%         $  --            0.000%
18.02          91% to 95%             --          0.000%            --          0.000%            --            0.000%
18.03          81% to 90%             --          0.000%            --          0.000%            --            0.000%
18.04          71% to 80%             --          0.000%            --          0.000%            --            0.000%
18.05          Below 70%              --          0.000%            --          0.000%            --            0.000%

                                                                    AMOUNT         PERCENTAGE
                                                                   --------        ----------
18.06       Construction loans                                     $     --          0.000%
18.07       Mortgage loans over 90 days past due                         --          0.000%
18.08       Mortgage loans in the process of foreclosure                 --          0.000%
18.09       Mortgage loans foreclosed                                    --          0.000%
18.10       Restructured mortgage loans                                  --          0.000%

                                       43                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

             Statutory Schedule of Investment Risks Interrogatories

                           December 31, 2003 and 2002

19. State the amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A, excluding property occupied by the company.

         Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A less than 2.5% of the reporting entity's total admitted assets; therefore,
         detail not required for interrogatory 19.                Yes [X] No [ ]

                                                                    AMOUNT          PERCENTAGE
                                                                   --------         ----------
19.01                                                              $     --           0.000%
19.02                                                                    --           0.000%
19.03                                                                    --           0.000%
19.04                                                                    --           0.000%
19.05                                                                    --           0.000%

20. State the amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

                                                                                 AT END OF EACH QUARTER
                                                                            ---------------------------------
                                                      AT YEAR-END           1ST QTR      2ND QTR      3RD QTR
                                                  ----------------------    -------      -------      -------
20.01          Securities lending (do not
                 include assets held as
                 collateral for such
                 transactions)                    $    --         0.000%    $  --           --           --
20.02          Repurchase agreements                   --         0.000%       --           --           --
20.03          Reverse repurchase
                 agreements                            --         0.000%       --           --           --
20.04          Dollar repurchase agreements            --         0.000%       --           --           --
20.05          Dollar reverse purchase
                 agreements                            --         0.000%       --           --           --

21. State the amounts and percentages indicated below for warrants not attached to other financial instruments, options, caps, and floors:

                                                          OWNED                              WRITTEN
                                                 -------------------------           ------------------------
                                                 AMOUNT         PERCENTAGE           AMOUNT        PERCENTAGE
                                                 ------         ----------           ------        ----------
21.01          Hedging                           $   --           0.000%             $   --          0.000%
21.02          Income preparation                    --           0.000%                 --          0.000%
21.03          Other                                 --           0.000%                 --          0.000%

                                       44                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

             Statutory Schedule of Investment Risks Interrogatories

                           December 31, 2003 and 2002

22. State the amounts and percentages indicated below of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards:

                                                                                 AT END OF EACH QUARTER
                                                                            ---------------------------------
                                                        AT YEAR-END         1ST QTR      2ND QTR      3RD QTR
                                                  ----------------------    -------      -------      -------
22.01          Hedging                            $    --         0.000%    $   --         --            --
22.02          Income generation                       --         0.000%        --         --            --
22.03          Replications                            --         0.000%        --         --            --
22.04          Other                                   --         0.000%        --         --            --

23. State the amounts and percentages indicated below of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts:

                                                                                 AT END OF EACH QUARTER
                                                                            ---------------------------------
                                                        AT YEAR-END         1ST QTR      2ND QTR      3RD QTR
                                                  ----------------------    -------      -------      -------
23.01          Hedging                            $  --           0.000%    $    --         --           --
23.02          Income generation                     --           0.000%         --         --           --
23.03          Replications                          --           0.000%         --         --           --
23.04          Other                                 --           0.000%         --         --           --

24. State the amounts and percentages of the 10 largest investments included in the Write-ins for Invested Assets category included on the summary investment schedule:

                   TYPE (RESIDENTIAL, COMMERCIAL, AGRICULTURAL)              AMOUNT       PERCENTAGE
                   --------------------------------------------              ------       ----------
24.01                                                                        $    --        0.000%
24.02                                                                             --        0.000%
24.03                                                                             --        0.000%
24.04                                                                             --        0.000%
24.05                                                                             --        0.000%
24.06                                                                             --        0.000%
24.07                                                                             --        0.000%
24.08                                                                             --        0.000%
24.09                                                                             --        0.000%
24.10                                                                             --        0.000%

See accompanying independent auditors' report.

                                       45